LEASE dated December __, 2005, between 1 REWE STREET REALTY LLC having a place of business at (hereinafter called "Landlord"),and ALLIANCE DISTRIBUTORS HOLDING INC., a New York corporation having a place of business at (hereinafter called "Tenant").

W I T N E S S E T H :

1. Demise of Premises, Term and Rent. Landlord does hereby lease and demise to Tenant, and Tenant does hereby hire and take from Landlord, subject to any ground leases and/or underlying leases and/or mortgages as hereinafter provided, and upon and subject to the covenants, agreements, term, provisions and conditions of this Lease for the term hereinafter stated, the portion of the store premises and the portion of the basement each more specifically shown, respectively, hatched and cross-hatched on the plans attached hereto as Exhibits "A" and "B", said demised premises, together with all fixtures, equipment, improvements, installations and appurtenances which at the commencement of or during the term of this Lease are thereto attached (except items not deemed to be included therein and removable by Tenant as provided in Article 4 of this Lease) are hereinafter called the "premises", and the plot of land on which the Building has been constructed is hereinafter called the "Land".

The term of this Lease shall commence on __________ __, 200_ (subject to postponement of said specific date as provided in Article 2 hereof) or on such earlier date as Tenant shall occupy the premises or any part thereof with the consent of Landlord for the purpose of carrying on the normal functions of Tenant's business (such date for the commencement of the term hereof being hereinafter called the "term commencement date") and shall end on or shall end on such earlier date upon which said term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of this Lease or pursuant to law.

The premises shall be used for the following, but not for any other purpose, namely:

~~Landlord agrees that Landlord will not lease any other space in the Building which is subject to Landlord's control to any~~ entity for any primary use which includes any use set forth in the preceding paragraph hereof but nothing contained herein shall preclude Landlord from leasing space where any such use referred to the preceding paragraph hereof is incidental to the primary or main use of the tenant, occupant or user thereof.

The rent reserved under this Lease for the term hereof shall be and consist of the following fixed rent, namely:

(a) for and during the period commencing on and ending on , ($) Dollars per annum;
(b) for and during the period commencing on and ending on , ($) Dollars per annum;
(c) for and during the period commencing on and ending on , ($) Dollars per annum;

all such fixed rent being payable in equal monthly installments in advance, on the first day of each and every calendar month during said term (except that Tenant shall pay the monthly installment of fixed rent for the month of on the execution hereof), plus such additional rent and other charges as shall become due and payable hereunder, which additional rent and other charges shall be payable as hereinafter provided; all to be paid to Landlord at is office, or such other place as Landlord may designate, in lawful money in the Untied States of America. The monthly installments of fixed rent for the month during ~~which the term commencement date occurs and the month during which the term hereof expires shall each be prorated~~.

In addition to the foregoing, and in further consideration of Landlord entering into this Lease, upon the execution of this Lease, Tenant shall also pay to Landlord the sum of $. If Tenant's check or checks for such sum, or the sum referred to in the immediately preceding paragraph hereof, shall not be honored by the bank upon which it or they are drawn for any reason of any kind or nature whatsoever, this Lease shall be, and shall be deemed to be, without notice, immediately cancelled and terminated and of no further force or effect and Landlord shall have no liability or obligation to Tenant under this Lease.

~~Provided Tenant shall not at any time be in default of any of the convents, agreements, terms, provisions or conditions~~ of this Lease on its part to be kept, observed and performed, the monthly installments or part thereof of fixed rent payable by Tenant to Landlord for the period commencing on the term commencement date and ending on shall be abated; the twelve (12) monthly installments of fixed rent payable by Tenant to Landlord for the period beginning and ending shall each be abated by an amount equal to $; and, the sixty (60) monthly installments of fixed rent payable by Tenant to ~~Landlord for the period beginning and ending shall each be abated by an amount equal to $~~.

Tenant does hereby covenant and agree promptly to pay the fixed rent, additional rent and other charges herein reserved as and when the same shall become due and payable, without demand therefor, and without any set-off or deduction whatsoever, and to keep and perform, and to permit no violation of, each and every of the covenants, agreements, terms provisions and conditions herein contained on the part and on behalf of Tenant to be kept and performed.

For default in payment of additional rent or other sums or charges herein reserved or payable by Tenant, Landlord shall have the same remedies as for a default by Tenant in the payment of fixed rent payable hereunder.

If Tenant shall fail to pay any installment of fixed rent or additional rent or other sums or charges within ten (10) days after the same shall be due then, Tenant shall pay a late charge of ~~$~~ 5% ~~for each $1.00 so unpaid~~. Nothing herein contained shall be intended to violate any applicable law, code or regulation, and, in all instances, such late charge shall be automatically reduced to any maximum applicable legal rate or charge. Such late charge shall be imposed monthly for each late payment and is in addition to all other rights and remedies available to Landlord and shall not be deemed to limit any such rights or remedies.

Tenants' obligations and responsibilities pursuant to any provision of this Lease, including the payment of any fixed rent or additional rent or the keeping, observance or performance of any covenant, agreement, term, provision or condition of this

Lease on Tenant's part to be kept, observed or performed, shall survive the expiration or termination of the term of this Lease.

2. Occupancy.

(a) If the premises are not ready for Tenant's occupancy on the term commencement date, then this Lease shall not be affected thereby but, in such case, such specific date shall be deemed to be postponed until the date when the premises are ready for Tenant's occupancy and Tenant shall not have any claim against Landlord, and Landlord shall have no liability to Tenant, by reason of any such postponement of such specific date. In the event the term commencement date shall be postponed, the expiration date of the term of this Lease set forth in Article 1 hereof shall be extended by the number of days equal to the number of days by which the term commencement date was so postponed and, in addition thereto, each date set forth in clause (a) through and including (c) of said Article 1 shall likewise be extended by said number of days. In the event of the foregoing, Tenant will, at the request of Landlord, enter into an agreement setting forth the term commencement date and all other dates required to be modified by reason of such postponement. The parties hereto agree that this Article 2 constitutes an express provision as to the time at which Landlord shall deliver possession of the premises to Tenant, and Tenant hereby waives any rights to rescind this Lease which Tenant might otherwise have pursuant to Section 223a of the Real Property Law of the State of New York or pursuant to any other law of like import now or hereafter in force.

(b) Tenant understands, and covenants and agrees, that Landlord shall not be required to perform any work or there installations in or to the premises or the Building and Tenant further convents and agrees that the premises are leased to Tenant, and Tenant shall accept the premises, in its "as is" condition existing on the term commencement date; provided, however, Landlord shall deliver the premises to Tenant on the term commencement date vacant and in broom clean condition. Tenant further understands and agrees that Landlord makes no representations as to the condition of the premises or the Building or the suitability thereof for the use permitted hereunder. Landlord agrees that Tenant shall be permitted to use one of the two air conditioning compressors presently being used and designated by Landlord; provided, however, Landlord makes not warranty or representation with respect to the use or condition or suitability or feasibility of any such compressor and Landlord shall have no obligation, responsibility or liability of any kind or nature whatsoever in connection with the compressor so used by Tenant.

~~(c) Subject to the provisions of this Lease, including, but not limited to, Article 6 hereof, Tenant, at Tenant's sole cost~~ and expense, shall be permitted to install an air conditioning generator in the premises and ~~Landlord will permit~~ necessary duct work therefor to be installed in the portion of the Building presently ~~occupied by Landlord~~. Upon prior notice to Landlord, Tenant shall be permitted to enter the portion ~~of the Building~~ occupied by Landlord for the purpose of maintaining and servicing said generator ~~provided any such~~ entry shall be accomplished only in the presence of a representative of Landlord and shall not ~~interfere with or affect Landlord or Landlord's use or occupancy of said portion so occupied by Landlord~~.

(d) Tenant, by entering into occupancy of the premises, shall be conclusively deemed to have agreed that Landlord, up to the time of such occupancy, had performed all of its obligations hereunder and that the premises were in satisfactory condition as of the date of such occupancy. Landlord shall not be responsible for latent defects in the Building or the premises.

(e) Tenant covenants agrees that, subject to the covenants, agreements, terms, provisions and conditions of this Lease including, but not limited to, Article 6 hereof, Tenant, at Tenant's sole cost and expense, shall perform all work and other alterations and installations necessary in order to prepare the premises for Tenant's occupancy for the use permitted hereunder including, but not limited to, the construction of demising walls.

(f) If, by reason of any of the provisions of this Lease, the fixed rent under this Lease shall commence on any day other than the first day of a calendar month, the fixed rent for such calendar month shall be prorated.

~~(g) A copy of the Certificate of Occupancy covering the Building is attached hereto.~~

3. Use of Premises. Tenant shall not use the premises or any part thereof, or permit the premises or any part thereof to be used, for any purpose other than the use hereinabove specifically mentioned, subject, however, to all the covenants, agreements, terms, provisions and conditions of this Lease. Those portions, if any, of the premises which on the plan(s) attached hereto are shown as toilets and utility areas shall be used by Tenant only for the purposes for which they are designed. Tenant will not at any time use or occupy the premises or any part thereof, or permit the premises or any part thereof to be used or occupied, in violation of the certificate of occupancy (temporary or final) issued for the Building and/or the premises.

Tenant shall not sue or permit the use of the premises or any part thereof in any way which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or for any unlawful purposes or in any unlawful manner and Tenant shall not suffer or permit the premises or any part thereof to be used in any manner or anything to be done therein or suffer or permit anything to be brought into or kept in the premises which, in the judgment of Landlord, shall in any way impair or tend to impair the character, reputation or appearance of the Building as a first-class office building, impair or interfere with or tend to impair or interfere with any of the Building services or the proper and economic heating, cleaning, air conditioning or other servicing of the Building or the premises, or impair or interfere with or tend to impair or interfere with the use of any of the other areas of the Building by, or occasion discomfort, inconvenience or annoyance to, any of the other tenants or occupants of the Building. Tenant shall not install any electrical or other equipment of any kind which, in the judgment of Landlord, might cause any such impairment, interference, discomfort, inconvenience or annoyance.

Except as set forth in Article 1 hereof, Tenant will not, and will not permit anyone to, sell or traffic in any spirituous liquors, wine, ale or beer in or from the premises or carry on any manufacturing in the premises.

If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business or other activity carried on it the premises, Tenant, at Tenant's expense, shall duly procure and thereafter maintain such license or permit and submit the same to inspection by Landlord. Tenant, at Tenant's expense, shall, at all times, comply with the terms and conditions of each license or permit.

4. Fixtures, etc., Not to be Removed. All fixtures, equipment, improvements, installations and appurtenances attached to, or built into, the premises at the commencement of or during the term hereof, whether or not furnished and installed at the expense of Tenant or by Tenant, shall be and remain part of the premises and be deemed the property of Landlord and shall not be removed by Tenant, except as otherwise expressly provided in this Lease. Without limiting the generality of the next preceding sentence, all electric, plumbing, heating, sprinkler, dumbwaiter, elevator, pneumatic tube, telephone, telegraph, communication, radio and television systems, fixtures and outlets, venetian blinds, partitions, railings, gates, doors, vaults, stairs, paneling (including, but not limited to, display cases and cupboards recessed in paneling), molding, shelving, radiator enclosures, cork rubber, linoleum and composition floors, and ventilating, silencing, air conditioning and cooling equipment shall be deemed to be included in such fixtures, equipment, improvements, installations and appurtenances, whether or not attached to or built into the premises. Anything hereinbefore in this Article 4 contained to the contrary notwithstanding, any fixture, equipment, improvement, installation or appurtenance furnished and installed in any part of the premises (whether or not attached thereto or built therein) at the sole expense of Tenant (and with respect to which no credit or allowance shall have been granted to Tenant by Landlord and which was not furnished and installed in replacement of an item which Tenant would not be entitled to remove in accordance with this Article 4) may be removed from the Building by Tenant prior to the expiration of the term hereof and, if and to the extent requested by Landlord (either prior to or not more than 30 days after such expiration), shall be removed from the Building by Tenant prior to such expiration unless such request is made after such expiration (or is made prior to such expiration and Tenant acting with reasonable promptness is not able to remove same from the Building prior to such expiration), in which event the same shall be removed from the Building by Tenant with reasonable promptness after the receipt of such request. The cost and expense of any such removal and the cost and expense of repairing any such damage to the premises or to the Building arising from such removal shall be paid by Tenant on demand. If any fixtures, equipment, improvement, installation or appurtenances which as aforesaid may or is required to be removed from the Building by Tenant is not removed by Tenant from the Building within the time above specified therefor, then Landlord (in addition to all other rights and remedies to which Landlord may be entitled at any time) may at its election deem that the same has been abandoned by Tenant to Landlord, but not such election shall relieve Tenant of Tenant's obligation to pay the cost and expense of removing the same from the Building or the cost or repairing damage to the premises or to the Building arising from such removal.

All the perimeter wall of the premises, any balconies, terraces or roofs adjacent to the premises, and any space in and/or adjacent to the premises used for shafts, stacks, pipes, vertical conveyors, mail chutes, pneumatic tubes, conduits, ducts, electrical or other utilities, rooms containing elevator or air conditioning machines and equipment, sinks, or other similar or dissimilar Building facilities, and the use thereof, as well as access thereto through the premises for the purposes of such use and the operation, improvement, replacement, addition, repair, maintenance and decoration thereof, are expressly reserved to Landlord.

5. Electric Energy and Water. Tenant, at Tenant's sole cost and expense, shall furnish through the transmission facilities initially installed in the Building, and supply to the premises, alternating electrical energy to be used by Tenant in the premises in such reasonable quantity as may be reasonably required by Tenant for the operation of Tenant's business from the premises.

Tenant covenants and agrees that at all times its use of electrical energy shall not exceed the capacity of existing feeders to the Building or the risers or wiring installations and Tenant may not use any electrical equipment which, in Landlord's sole and exclusive opinion, will overload any such installations or will interfere with the use thereof by other tenants or occupants of the Building or otherwise have a material or adverse effect on electrical energy service to the Building.

Landlord shall in no way be liable for any failure of or defect in the character or supply of electrical energy furnished to the premises except for actual damage suffered by Tenant by reason of any such defect or failure resulting from the willful gross negligence of Landlord.

In order that Landlord may at all times have all necessary information which it requires in order to maintain and protect its equipment, Tenant agrees that it will not make any alteration or addition to the electrical equipment and/or appliances in the premises without prior written consent of Landlord in each instance.

Tenant shall pay Landlord the cost for all water consumed in the premises and for any required pumping and heating thereof or other charges which may be imposed by the city or other governmental authority or agency thereof based on the quantity of water so used by Tenant and/or the charge therefor.

All meters necessary for the measurement of Tenant's consumption of electrical energy and water in the premises shall be installed, if required, and maintained by Tenant at Tenant's sole cost and expense.

6. Various Covenants. Tenant covenants and agrees that Tenant will:

(a) throughout the term, at Tenant's expense, make all repairs, restoration and replacements in, at and to the premises as and when the same are necessary in order to keep and maintain the premises and the fixtures and appurtenances therein in good order, condition and repair and pay to Landlord the cost of making good any injury, damage or breakage to the Building or the premises (including plate glass).

(b) faithfully observe and comply with the rules and regulations annexed hereto and such additional rules and regulations as Landlord and "Owner" as such term is hereinafter defined hereafter at any time or from time to time may make and may communicate to Tenant, which, in the judgment of Landlord of Owner, shall be necessary or desirable for the reputation, safety, care or appearance of the Building, or the preservation of good order therein, or the operation or maintenance of the Building, or the equipment thereof, or the comfort of tenants or others in the Building; provided, however, that in the case of any conflict between the provisions of this Lease and any such rules or regulations, the provisions of this Lease shall control, and provided further that nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the rules and regulations or the terms, covenants or conditions in any other lease as against any other tenant and, provided further, that Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors, invitees, subtenants or licensees.

(c) permit Landlord and any mortgagee of the Building or of the Building and the Land or of the interest of Landlord therein and any lessor under any ground or underlying lease, and their representatives, to enter the premises at all reasonable hours, for the purposes of inspection, or of making repairs, replacements or improvements in or to the premises or the Building or equipment, or of complying with all laws, orders and requirements of governmental or other authority or of exercising any right reserved to Landlord by this Lease (including the right, during the progress of any such repairs, replacements, or improvements or while performing work and furnishing materials in connection with compliance with any such laws, orders or requirements, to keep and store within the premises all necessary materials, tools and equipment).

(d) make no claims against Landlord or any lessor under any ground or underlying lease for any injury or damage to Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of, or loss of use of, any property of Tenant or of any other person irrespective of the cause of such injury, damage or loss, unless caused by the willful gross negligence of Landlord or Owner in the operation or maintenance of the Building, it being understood and agreed that no property other than such as might normally be brought upon or kept in the premises for the purposes herein specified will be brought upon or kept in the premises.

(e) make no alterations, decorations, installations, repairs, additions, improvements or replacements including, but not limited to, demising walls, in, to or about the premises without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord which approval of contractors and mechanics Landlord agrees will not be unreasonably withheld or delayed. Landlord, as a condition of such consent, may impose such requirements upon Tenant for the furnishing, by Tenant, at Tenant's sole cost and expense, of such insurance as Landlord shall determine necessary, appropriate and desirable including, but not limited to, personal liability, property damage and workers' compensation insurance and Landlord, any mortgagee or any ground or underlying lessor as shall be designated by Landlord shall be named as additional insured under any such insurance. All such alterations, decorations, installations, repairs, additions, improvements or replacements shall be done at Tenant's sole expense and at such times and in such manner as Landlord may from time to time designate. Prior to the commencement of any such alterations, decorations, installations, repairs, additions, improvements or replacements, Tenant shall submit to Landlord, for Landlord's approval, plans and specifications (to be prepared by and at the expense of Tenant) of such proposed alterations, decorations, installations, repairs, additions, improvements or replacements, in detail, satisfactory to Landlord. In no event shall any material or equipment be incorporated in or to the premises in connection with any such alteration, decoration, installation, repair, addition, improvement or replacement which is subject to any lien, security agreement, charge, mortgage or other encumbrance of any kind whatsoever or is subject to any conditional sale or other similar or dissimilar title retention agreement. Any mechanic's lien field against the premises or the Building for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant within 10 days thereafter, at Tenant's expense, by payment or filing the bond required by law. All alterations, decorations, installations, repairs, additions, improvements, replacements or work done by Tenant shall at all times comply with (1) laws, rules, orders, and regulations of governmental authorities having jurisdiction thereof, including without limitation, the American's With Disabilities Act and all regulations issued thereunder and the Accessibility Guidelines for Buildings and Facilities issued pursuant thereto, (2) rules and regulations of Landlord, and (3) plans and specifications prepared by and at the expense of Tenant theretofore submitted to Landlord for Landlord's prior written approval and which Landlord shall have approved. No structural alterations, installations, repairs, additions, improvements, replacements or work or any alterations, installations, repairs, additions, improvements, replacement or work to any utility system in or serving the Building or the premises shall be undertaken, started or begun by Tenant, its agents, servants or employees, until Landlord has approved such plans and specifications; and no amendments or additions to such plans and specifications shall be made without the prior written approval of Landlord; provided, however, Landlord's review and/or approval of such plans and specifications or amendments or additions thereto shall not constitute a determination or acknowledgement by Landlord that such plans and specifications comply with applicable laws, rules, orders and regulations of governmental authorities. Tenant shall be entitled to make nonstructural alterations to the interior of the premises provided Tenant furnishes Landlord with plans and specifications therefor, including "as built" plans and specifications, and otherwise complies with the provisions of this Lease including this paragraph (e). The construction of demising walls by Tenant shall be subject to the prior written consent of Landlord. If Landlord provides hoist and/or elevator service to Tenant's contractors, such service shall be provided on the same terms and conditions as the same is provided to Landlord's contractors. Tenant agrees that it will not at any time prior to or during the term of this Lease, either directly or indirectly, use any contractors and/or labor and/or materials if the use of such contractors and/or labor and/or materials would or will create any difficulty with other contractors and/or labor engaged by Tenant of Landlord or others in the construction, maintenance and/or operation of the Building or any part thereof.

(f) not violate, or permit the violation of, any condition imposed by the standard fire insurance policy issued for office buildings in the County of , and not do anything or permit anything to be done, or keep anything or permit anything to be kept, in the premises, which would increase the fire or other casualty insurance rate on the Building or the property therein, or which would result in insurance companies of good standing refusing to insure the Building or any such property in amounts and against risks as determined by Landlord.

(g) permit Landlord, at reasonable times, to show the premises to any lessor under any ground or underlying lease, or any lessee or mortgagee, or any prospective purchaser, lessee, mortgagee, or assignee of any mortgage, of the Building and/or the Land or of Landlord's interest therein, and their representatives, and during the period of 12 months next preceding the date of expiration of the term hereof with respect to any part of the premises similarly show such part to any person contemplating the leasing of all or a portion of the same.

(h) at the end of the term, quit and surrender to Landlord the premises broom-clean and in good order, condition and repair except for ordinary wear and tear. If the last day of the term of this Lease falls on Sunday or a legal holiday, this Lease shall expire on the business day immediately preceding.

(i) at any time and from time to time upon not less than 5 days' prior notice by Landlord to Tenant, execute, acknowledge and deliver to Landlord, or to anyone Landlord shall designate, a statement of Tenant (or if Tenant is a corporation, an appropriate officer of Tenant) in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect and as modified and stating the modifications), and the dates to which the fixed rent, additional rent, and other charges have been paid in advance, if any, and stating whether or not Landlord is in default in performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default, it being intended that any such statement delivered pursuant hereto may be relied upon by Landlord, any lessor under any ground or underlying lease, or any lessee or mortgagee, or any prospective purchaser, lessee, mortgagee, or assignee of any mortgage, of the Building and/or the Land or of Landlord's interest therein.

(j) indemnify, and save harmless, Landlord and any mortgagee and any lessor any under ground or underlying lease, and their respective officers, directors, contractors, agents and employees, from and against any and all liability (statutory or otherwise), claims, suits, demands, damages, judgments, costs, interest and expenses (including, but not limited to, counsel fees and disbursements incurred in the defense of any action or proceeding), to which they may be subject or which they may suffer by reason of, or by reason of any claim for, any injury to, or death of, any person or persons or damage to property (including any loss of use thereof) or otherwise arising from or in connection with the use of or from any work, installation or thing whatsoever done (other than by Landlord or its contractors or the agents or employees of either) in the premises prior to, during, or subsequent to, the term of this Lease or arising from any condition of the premises due to or resulting from any default by Tenant in the performance of Tenant's obligations under this Lease or from any act, omission or negligence of Tenant or any of Tenant's officers, directors, agents, contractors, servants, employees, subtenants, licensees or invitees.

7. Assignment, Mortgaging, Subletting, etc.

(a) Tenant covenants and agrees, for Tenant and its successors, assigns and legal representatives, that neither this Lease nor the term and estate hereby granted, nor any part hereof of thereof, will be assigned, mortgaged, pledged, encumbered or otherwise transferred (whether voluntarily, involuntarily, by operation of law, or otherwise), and that neither the premises, nor any part thereof, will be encumbered in any manner by reason of any act or omission on the part of Tenant, or will be used or occupied, or permitted to be used or occupied, or utilized for desk space or for mailing privileges or as a concession, by anyone other than Tenant, or for any purpose other than as hereinbefore set forth, or will be sublet, without the prior written consent of Landlord in every case and any attempt thereat shall be void any of no force or effect. For the purposes of this Lease, (i) the transfer or transferee or sale or sales (in either one or a series of transactions) of fifty (50%) percent or more of the capital stock of Tenant, if Tenant is a corporation or fifty (50%) percent or more of the ownership interests of Tenant, if Tenant is a partnership or (ii) a merger or consolidation of Tenant into or with an other corporation or business entity shall, in each instance referred to in the preceding clauses (i) and (ii), be deemed to be an assignment of this Lease requiring the prior written consent of Landlord as herein set forth.

If this Lease be assigned or if the premises or any part thereof by sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver or any of Tenant's covenants contained in this Article 7 or elsewhere in this Lease or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant as sub-lessor or assignor from the further performance by Tenant of the covenants, agreements, terms, provisions and conditions of this Lease on the part of the tenant hereunder to be kept, performed or observed. Tenant's liability under this Lease, in the event of an assignment, shall not at any time be released, relieved or discharged by reason of Landlord's consent to such assignment nor shall Tenant at any time be released, relieved or discharged of any such obligations of the parties to this Lease or by any stipulation extending any time for performance hereunder or Landlord's waiver of performance of any obligation hereunder or Landlord's failure to enforce any obligation set forth in this Lease. If this Lease be assigned or if all or any portion of the premises be sublet, the assignee or subtenant, as the case may be, shall have no right, and shall not be entitled, to exercise any option contained in this Lease which may be exercised by Tenant.

(b) Notwithstanding anything to the contrary contained in this Article 7, and so long as Tenant is not in default of any of the covenants, agreements, terms, provisions and conditions of this Lease on its part to be kept, observed and performed, Tenant may, in connection with (i) the sale of all of the capital stock of Tenant, if Tenant is a corporation, or of all of the ownership interests of Tenant, if Tenant is a partnership, or (ii) a merger or consolidation of Tenant into or with any other corporation or business entity or (iii) the sale of all or substantially all of the assets of Tenant, assign this Lease, with Landlord's prior written consent ~~which shall not be unreasonably withheld or delayed~~, provided that:

(c) Tenant shall furnish Landlord with the name and business address of the proposed assignee, a counterpart of the proposed assignment agreement, and satisfactory information with respect to the nature and character of the business of the proposed assignee together with current financial information of the proposed assigned certified by a certified public accountant and references, including banking references, satisfactory to Landlord;

(d) in the judgment of Landlord, the proposed assignee is financially responsible with respect to its proposed obligations under the proposed assignment agreement and is of a character and reputation, and engaged in a business, which is in keeping with the standards of the Building;

(e) the premises shall be used only for the purpose set forth in Article 1 hereof;

(f) an executed duplicate original, in form satisfactory to Landlord for review by Landlord's counsel, of such assignment agreement shall be delivered to Landlord at least thirty (30) days prior to the effective date thereof. Tenant will also deliver to Landlord, at least thirty (30) days prior to the effective date thereof, an assumption agreement in form satisfactory to Landlord wherein the assignee agrees to assume all of the covenants, agreements, terms, provisions and conditions of this Lease to be kept, observed and performed by Tenant hereunder and which provides that Tenant named herein and such assignee shall, after the effective date of such assignment, be jointly and severally liable for the performance of all of the convents, agreements, terms, provisions and conditions of this Lease;

(g) each assignment shall be subject and subordinate to all of the covenants, agreements, terms, provisions and conditions of this Lease and the "Prime Lease" as such term is hereinafter defined; and

(h) Assignee shall deposit with Landlord an amount equal to three(3) months of the fixed rent then in effect; and

(i) Tenant covenants and agrees that, notwithstanding any assignment and/or the acceptance of rent or additional rent by Landlord from any assignee, Tenant shall and will remain fully liable for the payment of the rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease and Guaranty on the part of Tenant to be kept, observed and performed, ("Obligation") provided, however, that if Tenant shall timely have complied with all of the conditions set forth in this Article 7 and Landlord has approved (in writing) the proposed assignee, Tenant shall be released from said Obligations, effective upon the effective date of the assignment of this Lease.

The listing of any name other than that of Tenant, whether on the doors of the premises, on the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the premises or to be deemed to be the written consent of Landlord mentioned in this Article 7, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.

8. Changes or Alterations by Landlord. Landlord reserves the right to make such changes, alterations, additions, improvements, repairs or replacements in or to the Building (including the premises) and the fixtures and equipment thereof, as well as in the street entrances, halls, passages, tunnels, elevators, escalators, stairways and other parts thereof, and to erect, maintain and use pipes, ducts and conduits in and through the premises, all as Landlord may deem necessary, appropriate or desirable; provided, however, that there be no unreasonable obstruction of the means of access to the premises or unreasonable interference with the use of the premises. Nothing contained in this Article 8 shall be deemed to relieve Tenant of any duty, obligation or liability of Tenant with respect to making any repair, replacement or improvement or complying with any law, order or requirement or any governmental or other authority. Landlord reserves the right to name the Building and to change the name or address of the Building at any time and from time to time. Neither this Lease nor any use by Tenant shall give Tenant any right or easement to the use of any door or any passage or any tunnel or any concourse or any plaza connecting the Building with any other building or to any public convenience, and the use of such doors, passages, tunnels, concourses and Plazas and of such conveniences may without notice to Tenant be regulated or discontinued at any time and from time to time by Landlord without Landlord incurring any liability to Tenant therefor and without affecting the obligations of Tenant under this Lease.

If at any time any windows of the premises are darkened or obstructed incident to or by reason of repairs, replacements, maintenance and/or cleaning in, on, to or about the Building or any part or parts thereof or otherwise or are temporarily or permanently closed, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction.

There shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making any changes, alterations, additions, improvements, repairs or replacements in or to any portion of the Building or the premises, or in or to fixtures, appurtenances or equipment thereof, and no liability upon Landlord for failure of Landlord or others to make any changes, alterations, additions, improvements, repairs or replacements in or to any portion of the Building or the premises, or in or to the premises, or in or to the fixtures appurtenances or equipment thereof.

9. Damage by Fire, etc. If any part of the premises shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord and Landlord shall proceed with reasonable diligence subsequent to the collection by Landlord of insurance proceeds, and in a manner consistent with the provisions of any underlying lease and any underlying mortgage, to repair such damage, and if any part of the premises shall be rendered untenantable by reason of such damage, the annual fixed rent payable hereunder, to the extent that such fixed rent relates to such part of the premises and such abatement is in excess of the annual rate of any other existing abatement of fixed rent relating thereto under any other covenant, agreement, term, provision or condition of this Lease, shall be abated for the period from the date of such damage to the date when such part of the premises shall have been made tenantable or to such earlier date upon which the full term of this Lease with respect to such part of the premises shall expire or terminate, unless such fire or other casualty shall have resulted from the negligence of Tenant or the employees, licensees or invitees of Tenant. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof. Tenant understands that Landlord will not carry insurance of any kind on Tenant's property, to wit, Tenant's goods, furniture or furnishings or any fixtures, equipment, improvements, installations or appurtenances removable by Tenant as provided in this Lease, and that the Landlord shall not be obligated to repair any damage thereto or replace the same.

If substantial alteration or reconstruction of the Building shall, in the opinion of Landlord, be required as a result of damage by fire or other casualty (whether or not the premises shall have been damaged by such fire or other casualty), then this Lease and the term and estate hereby granted may be terminated by Landlord giving to Tenant within 90 days after the date of such damage written notice specifying a date, not less than 30 days after the giving of such notice, for such termination. In the event of the giving of such notice of termination, this Lease and the term and estate hereby granted shall expire as of the date specified therefor in such notice with the same effect s if such date were the date hereinbefore specified for the expiration of the full term of this Lease, and the fixed rent and additional rent payable hereunder shall be apportioned as of such date of termination, subject to abatement, if any, as and to the extent above provided. In the event Landlord shall not give such notice of termination, Tenant's obligation to pay all rent and additional rent due and to become hereunder shall continue for so long as Tenant's rent insurance policy (as required under Article 10(b) below) shall be in effect or for the period of nine (9) months from the date of such damage, whichever is longer.

Notwithstanding anything to the contrary contained herein, if at the time of the damage or destruction the premises shall in the Tenant's opinion reasonably exercised be prospectively untenantable for 12 months or more, Tenant shall have the right, within 10 days after date of damage, to elect to cancel the Lease by giving written notice to Landlord, which notice shall specify the date of cancellation not earlier than 30 days following the giving of such notice. Such cancellation shall otherwise be of no effect upon the covenants and agreements of this Lease to be kept and observed by the Tenant, and Tenant shall not be released or relieved of any liability or obligation theretofore accrued or incurred or outstanding or unsatisfied as of the date of such cancellation.

Each party agrees to endeavor to have included in each of its insurance policies (insuring the Building and Landlord's property therein, in the case of Landlord, and insuring Tenant's Property in the premises, in the case of Tenant, against loss, damage of destruction by fire or other casualty) a waiver of the insurer's right of subrogation against the other party and against all other tenants in the Building, or, if such waiver should be unobtainable or unenforceable, (a) an express agreement that such policy shall not be invalidated if the assured waives the right of recovery against any party responsible for a casualty covered by the policy before the casualty or (b) any other form of permission for the release of the other party. If such waiver, agreement or permission shall not be, or shall cease to be, obtainable (i) without additional charge, or (ii) at all, then the insured party shall so notify the other party promptly after learning thereof. In case such waiver, agreement, or permission can be obtained at additional charge, if the party so notified shall so elect and shall pay the insurer's charge therefor, such waiver, agreement or permission shall be included in the policy.

Each party hereby releases the other party, and Tenant hereby releases all other tenants in the Building, with respect to any claim (including a claim for negligence) which it might otherwise have against the other party (or, in the case of Tenant, against all such other tenants) for loss, damages with respect to its property occurring during the term of this Lease to the extent to which it is insured under a policy or policies containing a waiver of subrogation or permission to release liability, as provided in the preceding paragraph. If, notwithstanding the recovery of insurance proceeds by either party for loss, damage or destruction of its property, the other party is liable to the first party with respect thereto or is obligated under this Lease to make replacement, repair or restoration or payment, then, provided the first party's right of full recovery under its insurance policies is not thereby prejudiced or otherwise adversely affected, the amount of the net proceeds of the first party's insurance against such loss, damage or destruction shall be offset against the second party's liability to the first party therefor, or shall be made available to the second party to pay for replacement, repair of restoration, as the case may be. Nothing contained in this paragraph shall be deemed to relieve either party of any duty imposed elsewhere in this Lease to repair, restore or rebuild or to nullify any abatement of rents provided for elsewhere in this Lease.

This Lease shall be considered an express agreement governing any case of damage to or destruction of the Building or any part thereof by fire or other casualty, and Section 227 of the Real Property Law of the State of New York providing for such a contingency in the absence of express agreement, and any other law of like import now or hereafter in force, shall have no application in such case.

10. Insurance. Tenant, at its own expense, shall maintain, for the benefit of Landlord and Tenant and any mortgagee and any lessor under any ground or underlying lease:

(a) insurance covering the premises and equipment therein against loss or damage by fire and such risks as are customarily included in extended coverage endorsements attached to fire insurance policies covering comparable property in the vicinity of the premises including vandalism and malicious mischief, war risk (when obtainable), atomic bomb (when obtainable), in an amount sufficient to prevent the assured from becoming a co-insurer within the terms of the applicable policies, but in any event in an amount not less than the full replacement value thereof, or the amount required under any mortgage to which this Lease is subject, whichever is greater,

(b) rent insurance in an amount equal to the fixed net rent and additional rent payable under this Lease for as long as a period as Tenant is able to secure not to exceed one year, and

(c) if required by Landlord or any mortgagee, such other or additional insurance in such amounts against other insurable hazards (including but not limited to war risk insurance when obtainable) as Landlord or such mortgagee shall determine.

The term "full replacement value", as use herein shall mean the cost of actual replacement (excluding foundation and excavation costs and cost of underground flues, pipes or drains) without provision for physical depreciation, and said "full replacement value" shall be determined from time to time, at Landlord's request, but at Tenant's expense, not more frequently than once every two years, by an appraiser for any of insurance companies issuing the policies referred to in subdivisions (a) or (c) hereinabove set forth. Insurance in the amount set forth in subdivision (a) shall be carried if same is issued regularly for comparable buildings by licensed insurance companies in New York State and, if same is not so regularly issued, Tenant shall obtain the closest type of protective insurance then available or, at Landlord's sole election, Landlord may obtain such "full replacement value" coverage and Tenant shall pay any additional premium therefor.

Tenant shall not carry any separate insurance of the same character required by this Article unless Landlord and any mortgagee and any lessor under any ground or underlying lease shall be named as assureds with loss payable as interest may appear. However, Tenant may carry insurance, solely for its own account and benefit, insuring against loss of all or part of its leasehold estate hereunder.

Tenant, at its own expense, shall maintain for the mutual benefit of Landlord, Tenant, Owner and any mortgagee and any lessor under any ground or underlying lease, general public liability insurance against claims for bodily injury, death or property damage occurring in, on or about the premises and any adjoining sidewalk, curb or vault (including, without limitation, bodily injury, death or property damage resulting directly or indirectly from any change, alteration, improvement or repair thereof) with such limits as Landlord from time to time may require for bodily injury or death to any one person and for bodily injury or death to any number of persons arising out of one accident and for property damage.

Tenant at its own expense, shall also maintain for the mutual benefit of Landlord, Tenant and any mortgagee and any lessor under any ground or underlying lease, single limit coverage of ($ ) Dollars for bodily injury or death to any one person or any number of persons arising out of one accident and for property damage as of the date hereof.

The insurance required under this Article shall be effected by valid and enforceable policies issued by insurance companies licensed to do business in the State of New York and approved in writing by Landlord and shall set forth the indemnity referred to in paragraph (j) of Article 6 hereof. Any insurance policy or policies under this Article shall cover only the premises and not any other properties owned, operated or leased by Tenant.

At the commencement of the term of this Lease and thereafter, not less than thirty (30) days prior to the expiration date or the expiring policies theretofore furnished pursuant to this Article, originals of such policies or renewal policies, as the case may be, shall be delivered by Tenant to Landlord with proof of payment of premium thereof. However, if the premium under any policy is payable in installments, Tenant shall furnish, simultaneously with the delivery of the policy, proof of payment of the current installment, and thereafter Tenant shall furnish to Landlord proof of payment of each subsequent installment within five (5) days after it becomes due. If the premiums are covered by a mortgage to which this Lease is subject, originals of the policies for the insurance required hereunder shall be delivered to the mortgagee, and, if obtainable, duplicates thereof, and if not obtainable, certificates thereof shall be delivered to Landlord.

All policies of insurance required under this Article shall name Landlord, Tenant and any mortgagee and any lessor under any ground or underlying lease, as the assureds, as their respective interests may appear, and the policies for the insurance required under subdivisions (a) and (c) hereinabove set forth also shall be payable, under a standard mortgagee clause, without contribution, to the holder of any mortgage covering the premises. Each policy of insurance required under this Article, to the extent obtainable, shall contain an agreement by the insurer that it will not be cancelled without at least thirty (30) days' prior written notice to Landlord and the insured holder of any mortgage covering the premises and that no act or omission of any insured party (including mortgagees) named therein shall serve to invalidate, cancel or release or relieve the insurer thereunder from any liability which it may have to any other insured party so named. If such agreement cannot be obtained with respect to any policy, Tenant shall notify Landlord, in writing, to such effect and Tenant shall accept an insurer named by Landlord who will consent to include such agreement in like policy provided that the inclusion thereof does not require Tenant to pay any substantial additional premium.

The loss, if any, under policies provided for herein (other than a loss under the insurance required by subdivision (b) which shall be adjusted by and paid to Landlord) shall be adjusted by and paid to Landlord or any mortgagee. All insurance policies, to the extent reasonably obtainable, shall provide that the loss, if any thereunder, shall be adjusted and paid as provided in this Article.

11. Condemnation. In the event that the whole of the premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease, and the term and estate hereby granted, shall forthwith cease and terminate as of the date of vesting of title. In the event that only a part of the premises shall be so condemned or taken, then, effective as of the date of vesting of title, the fixed rent hereunder shall be abated in an amount thereof apportioned accordingly to the area of the premises so condemned or taken. In the event that only a part of the Building shall be so condemned or taken, then (a) Landlord (whether or not the premises be affected) may, at Landlord's option, terminate this Lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within 60 days following the date on which Landlord shall have received notice of vesting of title, or (b) if such condemnation or taking shall be of a substantial part of the premises, Tenant may, at Tenant's option, by delivery of notice in writing to Landlord within 60 days following the date on which Tenant shall have received notice of vesting of title, terminate this Lease and the term and estate hereby granted as of the date of vesting of title; provided, however, if neither Landlord nor Tenant elects to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that the fixed rent payable hereunder shall be abated to the extent, if any, hereinbefore provided in this Article 11. In the event that only a part of the premises shall be so condemned or taken and this Lease and the term and estate hereby granted are not terminated as herein before provided, Landlord will, with reasonable diligence and at its expense, restore the remaining portion of the premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

In the event of their termination in any of the cases hereinbefore provided, this Lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that were the date hereinbefore set for the expiration of the term of this Lease, and the fixed rent and additional rent payable hereunder shall be apportioned as of such date.

In the event of any condemnation or taking hereinbefore mentioned of all or a part of the Building, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in or to any such award or any part thereof, and Tenant shall be entitled to receive no part of such award.

It is expressly understood and agreed that the provisions of this Article 11 shall not be applicable to any condemnation or taking for governmental occupancy for a limited period.

12. Compliance with Laws. Tenant, at Tenant's expense, shall comply with all laws and ordinances, and all rules, orders and regulations of all governmental authorities and of all insurance bodies, at any time duly issued or in force, applicable to the premises or any part thereof or to Tenant's use thereof (including, without limitation, the Americans With Disabilities Act and all regulations issued thereunder and the Accessibility Guidelines for Buildings and Facilities issued pursuant thereto), except that Tenant shall not hereby be under any obligation to comply with any law, ordinance, rule, order or regulation requiring any structural alteration of or in connection with the premises, unless such alteration is required by reason of a condition which has been created by, or at the instance of, Tenant, or is attributable, directly or indirectly, to the use or manner of use to which Tenant puts the premises, or is required by reason of a breach of any of Tenant's covenants and agreements hereunder. Where any structural alteration of or in connection with the premises is required by any such law, ordinance, rule, order or regulation, and, by reason of the express exception hereinabove contained, Tenant is not under any obligation to make such alteration, then Landlord shall have the option of making such alteration and paying the cost thereof, or of terminating this Lease and the term and estate hereby granted by giving to Tenant not less than 30 days' prior written notice of such termination; provided, however, that if within 15 days after the giving by Landlord of its notice of termination as aforesaid, Tenant shall give written notice to Landlord stating that Tenant elects to make such alteration at the expense of Tenant, then such notice of termination shall be ineffective provided that Tenant, at Tenant's expense, shall, concurrently with the giving of such notice to Landlord, execute and deliver to Landlord Tenant's written undertaking, with a surety and in form and substance satisfactory to Landlord, obligating Tenant to promptly and duly make such alteration in a manner satisfactory to Landlord and to save Landlord harmless from any and all costs, expenses, penalties and/or liabilities (including, but not limited to, accountants' and attorneys' fees) in connection therewith or by reason thereof; and Tenant covenants and agrees that, after so electing to make any such alteration, Tenant will, at Tenant's expense, and in compliance with all the covenants, agreements, terms, provisions and conditions of this Lease, including, but not limited to, subparagraph (e) of Article 6 hereof, make such alteration and Tenant, at Tenant's expense, will promptly and duly perform all covenants, conditions and provisions of such undertaking and that all such covenants, conditions, and provisions of such undertaking shall be deemed to constitute covenants, condition and provisions of this Lease to be kept or performed on the part of Tenant with the same force and effect as if the same had been set forth herein.

In the event that a notice of termination shall be given by the Landlord under the provisions of this Article 12 and such notice shall not become ineffective as hereinbefore provided, this Lease and the term and estate hereby granted shall expire as of the date specified therefor in such notice with the same effect as if that were the date hereinbefore set for the expiration of the term of this Lease, and the fixed rent and additional rent payable hereunder shall be apportioned as of such date of termination.

13. Accidents to Plumbing and Other Systems. Tenant shall give to Landlord prompt written notice of any damage to, or defective condition in, any part or appurtenance of the Building's plumbing, electrical, heating, air conditioning or other similar or dissimilar system serving, located in, or passing through, the premises and the damage or defective condition shall be remedied by Landlord with reasonable diligence, but if such damage or defective condition was caused by, or resulted from the use or manner of use by, Tenant or by the employees, licensees or invitees of Tenant, the cost of the remedy thereof shall be paid by Tenant as additional rent promptly upon receipt of Landlord's bill therefor. Tenant shall not be entitled to claim any damage arising from any such damage or defective condition unless the same shall have been caused by the willful gross negligence of Landlord in the operation or maintenance of the Building and the same shall not have been remedied by Landlord with reasonable diligence after written notice thereof from Tenant to Landlord; nor shall Tenant be entitled to claim any eviction by reason of any such damage or defective condition.

14. Subordination. (a) This Lease is subject and subordinate in all respects to all ground leases and/or underlying leases now or hereafter covering the real property of which the premises form a part and to all mortgages which may now or hereafter be placed on or affect such leases and/or real property, and/or Landlord's interest therein, and to each advance made and/or hereafter to be made under any such mortgages, and to all renewals, additions, modifications, consolidations, replacements, spreaders and extensions thereof and all substitutions of and for such ground leases and/or underlying leases and/or mortgages. This subparagraph (a) shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall execute and deliver promptly any certificate that Landlord and/or mortgagee and/or the lessor under any ground or underlying lease and/or their respective successors in interest may request. Tenant hereby constitutes and appoints Landlord and/or any mortgagee and/or the lessor under any ground or underlying lease and/or their respective successors in interest Tenant's attorney-in-fact to execute and deliver any such certificate or certificates for and on behalf of Tenant.

(b) Without limitation of any of the provisions of this Lease, if at any time during the term of this Lease, Landlord shall be the holder of a leasehold estate covering the real property of which the premises form a part, and if such leasehold estate shall terminate or be terminated for any reason, Tenant agrees, at the election and upon demand of any owner of the real property of which the premises form a part, or of any mortgagee in possession thereof, or of any holder of a leasehold hereafter affecting the real property of which the premises form a part, to attorn, from time to time, to any such owner, mortgagee or holder, upon the terms and conditions set forth herein for the remainder of the term demised in this Lease. The foregoing provisions shall inure to the benefit of any such owner, mortgagee or holder, shall apply to the tenancy of Tenant notwithstanding that this Lease may terminate upon the termination of any such leasehold estate, and shall be self-operative upon any such demand, without requiring any further instrument to give effect to said provisions. Tenant, however, upon demand of any such owner, mortgagee or holder, agrees to execute, from time to time, an instrument in confirmation of the foregoing provisions, satisfy to such owner, mortgagee or holder, in which Tenant shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy, which shall be the same as those set forth herein and shall apply for the remainder of the term originally demised in this Lease. Nothing contained in this subparagraph (b) shall be construed to impair any right, privilege or option of any such owner, mortgagee or holder.

(c) The term "mortgage(s)" as used in this Lease shall include any mortgage or any deed of trust. The term "mortgagee(s)" as used in this Lease shall include any mortgagee or any trustee under a deed of trust. The term "mortgagor(s)" as used in this Lease shall include any mortgagor or any grantor under a deed of trust.

15. Notices. Any notice, consent, approval, request, bill, demand or statement hereunder by either party to the other party shall be in writing and shall be deemed to have been duly given when mailed if sent by registered or certified mail, return receipt requested addressed to such other party, which address for Landlord shall be and for Tenant shall be the premises (or Tenant's address as hereinbefore set forth if mailed prior to Tenant's occupancy of the premises), or if the address of such other party for such notices, consents, approvals, requests, bills, demands or statements shall have been duly changed as hereinafter provided, if mailed, as aforesaid, to such other party at such changed address. Either party may at any time change the address for such notices, consents, approvals, requests, bills, demands or statements by delivering or mailing, as aforesaid, to the other party a notice stating the change and setting forth the changed address. If the term "Tenant" as used in this Lease refers to more than one person, any notice, consent, approval, request, bill, demand or statement given as aforesaid to any one of such persons shall be deemed to have been duly given to Tenant. Notwithstanding the foregoing, bills and statements by Landlord to Tenant for fixed rent, additional rent or other sums or charges payable by Tenant to Landlord may be delivered personally or sent by regular mail.

16. Conditions of Limitation. This Lease and the term and estate hereby granted are subject to the limitation that:

(a) in case Tenant shall make an assignment of its property for the benefit of creditors or shall file a voluntary petition under any bankruptcy or insolvency law, or an involuntary petition under any bankruptcy or insolvency law shall be filed against Tenant and such involuntary petition is not dismissed within 60 days after the filing thereof,

(b) in case a petition is filed by or against Tenant under the Reorganization provisions of the United States Bankruptcy Act or under the provisions of any law of like import, unless such petitioner under said Reorganization provisions be one filed against Tenant which is dismissed within 60 days after its filing,

(c) in case Tenant shall file a petition under the Arrangement provisions of the United States Bankruptcy Act or under the provisions of any law of like import,

(d) in case a permanent receiver, trustee or liquidator shall be appointed for Tenant or of or for the property of Tenant, and such receiver, trustee or liquidator shall not have been discharged within 60 days from the date of his appointment,

(e) in case Tenant shall default in the payment of any fixed rent or additional rent or any other sum or charge payable hereunder by Tenant to Landlord on any date upon which the same becomes due,

(f) in case Tenant shall default in the due keeping, observing or performance of any covenant, agreement, term, provision or condition of this Lease on the part of Tenant to be kept, observed or performed (other than a default of the character referred to in subparagraph (e) of this Article 16), and if such default shall continue and shall not be remedied by Tenant within 10 days after Landlord shall have given to Tenant a written notice specifying the same, or, in the case of such a default which for causes beyond Tenant's control cannot with due diligence be cured within said period of 10 days, if Tenant (i) shall not, promptly upon the giving of such notice, advise Landlord in writing of Tenant's intention to duly institute all steps necessary to remedy such default, (ii) shall not duly institute and thereafter diligently prosecute to completion all steps necessary to remedy the same, or (iii) shall not remedy the same within a reasonable time after the date of the giving of said notice by Landlord,

(g) in case any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the term hereof would, by operation of law or otherwise, devolve upon, or pass to, any person, firm, association or corporation other than Tenant except as expressly permitted under Article 7 hereof, or whenever Tenant shall desert or abandon the premises or the same shall become vacant (whether the keys are surrendered or not an whether the rent be paid or not), or

(h) in case any other lease held by Tenant from Landlord shall expire and terminate (whether or not the term thereof shall then have commenced) as a result of the default of Tenant thereunder or of the occurrence of an event as therein provided (other than by expiration of the fixed term thereof or pursuant to a cancellation or termination option therein contained), then in any of said cases Landlord may give to Tenant a notice of intention to end the term of this Lease at the expiration of 3 days from the date of the giving of such notice, and, in the event that such notice is given, this Lease and the term and estate hereby granted (whether or not the term shall theretofore have commenced) shall expire and terminate upon the expiration of said 3 days with the same effect as if that day were the date hereinbefore set for the expiration of the term of this Lease, but Tenant shall remain liable for damages as provided in Article 18 hereof. If the term "Tenant", as used in this Lease, refers to more than one person, then, as used in subparagraphs (a), (b), (c), (d) and (h) of this Article 16, said term shall be deemed to include all of such persons or any one of them,; if any of the obligations of Tenant under this Lease is guaranteed, the term "Tenant", as used in said subparagraphs, shall be deemed to include also the guarantor or, if there be more than one guarantor, all or any one of them; and if this Lease shall have been assigned, the term "Tenant", as used in said subparagraphs, shall be deemed to include the assignee and the assignor or either of them under any such assignment unless Landlord shall, in connection with such assignment, release the assignor from any further liability under this Lease, in which event the term "Tenant", as used in said paragraph, shall not include the assignor so released.

17. Re-Entry by Landlord. If Tenant shall default in the payment of any fixed rent or additional rent or any other sum or charge payable hereunder by Tenant to Landlord on any date upon which the sum becomes due, or if this Lease shall expire as in Article 16 hereof provided, Landlord of Landlord's agents and servants may immediately, or at any time thereafter, re-enter into or upon the premises, or any part thereof, in the name of the whole, either by summary dispossess proceedings or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that Landlord may have, hold and enjoy the premises again as and of its first estate and interest therein. The words "re-enter", "re-entry" and "re-entered" as used in this Lease are not restricted to their technical legal meanings. In the event of any termination of this Lease under the provisions of Article 16 hereof or in the event that Landlord shall re-enter the premises under the provisions of this Article 17 or in the event of the termination of this Lease (or of re-entry) by or under any summary dispossess or other proceeding or action or any provision of law, Tenant shall thereupon pay to Landlord the fixed rent, additional rent and any other sum or charge payable hereunder by Tenant to Landlord up to the time of such termination of this Lease, or of such recovery of possession of the premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article 18 hereof.

In the event of a breach of threatened breach on the part of the Tenant with respect to any of the covenants, agreements, terms, provisions or conditions on the part of or on behalf of Tenant to be kept, observed or performed, Landlord shall also have the right of injunction. The specified remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which Landlord may lawfully be entitled at any time, and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not herein provided for.

In the event of (a) the termination of this Lease under the provisions of Article 16 hereof, (b) the re-entry of the premises by Landlord under the provisions of this Article 17, or (c) the termination of this Lease (or re-entry) by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all monies, if any paid by Tenant to Landlord, whether as advance rent, security or otherwise, but such moneys shall be credited by Landlord against any fixed rent, additional rent or any other sum or charge due from Tenant at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant under Article 18 hereof or pursuant to law.

18. Damages. In the event of any termination of this Lease under the provisions of Article 16 hereof or in the event that Landlord shall re-enter the premises under the provisions of Article 17 hereof or in the event of the termination of this Lease (or of re-entry by or under any summary dispossess or other proceeding or action or any provision of law), Tenant will pay to Landlord as damages, at the election of Landlord, either:

(a) a sum at which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the then value of the excess, if any, of (1) the aggregate of the fixed rent and the additional rent under Article 24 hereof which would have been paid hereunder by Tenant had this Lease not so terminated, for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the date hereinbefore set for the expiration of the full term granted, over (2) the aggregate rental value of the premises for the same period, or

(b) sums equal to the aggregate of the fixed rent and the additional rent under Article 24 hereof (if any) which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re-entered the premises, payable upon the due dates therefor specified herein following such termination or such re-entry and until the date hereinbefore set for the expiration of the full term hereby granted; provided, however, that if Landlord (Landlord, however, not being obligated to do so) shall re-let all or any part of the premises for all or any part of said period, Landlord shall credit Tenant with the net rents actually received by Landlord from such re-letting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such re-letting the expenses, including attorneys fees, incurred or paid by Landlord in terminating this Lease and/or of re-entering the premises and of securing possession thereof, as well as the expenses of re-letting, including altering and preparing the premises for new tenants, brokers' commission, attorneys' fees and all other similar or dissimilar expenses properly chargeable against the premises and the rental therefrom in connection with such re-letting, it being understood that any such re-letting may be for a period equal to, less than or longer than the remaining term of this Lease; provided, further, that (i) in no event shall Tenant be entitled to receive any excess or such net rents over the sums payable by Tenant to Landlord hereunder, (ii) in no event shall Tenant be entitled in any suit for the collection of damages pursuant to this subparagraph (b) to a credit in respect of any net rents from a re-letting except to the extent that such net rents are actually received by Landlord prior to the commencement of such suit, and (iii) if the premises or any part thereof should be re-let in combination with other space, then proper apportionment on a square foot area basis shall be made of the rent received from such re-letting and of the expenses of re-letting.

For the purposes of subparagraph (a) of this Article 18, the amount of additional rent which would have been payable by Tenant under Article 24 hereof shall be deemed to be an amount equal to the amount of such additional rent payable by Tenant for the applicable period ending immediately preceding such termination of this Lease or such re-entry. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been terminated under the provisions of Article 16 hereof, or under any provision of law, or had the Landlord not re-entered the premises.

Nothing herein contained shall be construed as limiting or precluding the recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant.

19. Waiver by Tenant. Tenant, for Tenant, and on behalf of any and all persons, firms corporations and associations claiming through or under Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law to redeem the premises or to have a continuance of this Lease for the term hereby demised after Tenant is dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the expiration or termination of this Lease as herein provided or pursuant to law. Tenant also waives the provisions of any law relating to notice and/or delay in levy of execution in case of an eviction or dispossess of a tenant for non-payment of rent, and of any other law of like import now or hereafter in effect. It is further mutually agreed that in the event Landlord commences any summary proceeding, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

20. Waiver of Trial by Jury. It is mutually agreed by and between Landlord and Tenant that, except in the case of any action, proceeding or counterclaim brought by either of the parties against the other for personal injury or property damage, the respective parties hereto shall, and they hereby do, waive trial by jury in any action, arising out of or in any way connected with this Lease, the relationship of landlord and tenant, Tenant's use or occupancy of the premises, and/or any claim of injury or damage, and any emergency statutory or any other statutory remedy.

21. Cleaning, Heating, Air Conditioning, Services, Etc. Tenant understands, and covenants and agrees, that Landlord shall not be obligated to furnish any heating, air conditioning or other services, utility or otherwise, of any kind or nature whatsoever, in and to the premises or the Building and all such services shall be furnished by Tenant, at its sole cost and after 3 days from the date of giving by Landlord to Tenant of written notice of intention to do so. Bills for any expense incurred by Landlord in connection with any such performance by Landlord for the account of Tenant, and bills for all costs, expenses and disbursements of every kind and nature whatsoever, including, but not limited to, attorneys fees involved in collecting or endeavoring to collect the fixed rent or additional rent or other sum or charge or any part thereof or enforcing or endeavoring to enforce any rights against Tenant, under or in connection with this Lease, or pursuant to law, including (without being limited to) any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings, as well as bills for any property, material, labor or services provided, furnished or rendered, or caused to be provided, furnished or rendered, by Landlord to Tenant including (without being limited to) electric lamps and other equipment, construction work done for the account of Tenant, water, ice, drinking water, drinking cups, towel and other services, as well as for any charges for any additional elevator, heating, air conditioning or cleaning services incurred under Article 21 hereof and any charges for other similar or dissimilar services incurred under this Lease, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and shall be due and payable in accordance with the terms of said bills, and if not paid when due, the amounts thereof shall immediately become due and payable as additional rent under this Lease. In the event that Tenant is in arrears in payment of fixed rent or additional rent, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Landlord may apply any payments made by Tenant to any items Landlord sees fit, irrespective of and not withstanding any designation or request by Tenant as to the items against which any such payments shall be credited. Landlord reserves the right, without liability to Tenant and without constituting any claim of eviction or constructive eviction, to suspend furnishing or rendering to Tenant any property, material, labor, utility or other service, wherever Landlord is obligated to furnish or render the same at expense of Tenant, in the event that (but only for so long as) Tenant is in arrears in paying Landlord therefor or Tenant is in default in the keeping, observance or performance of any covenant, agreement, term, provision and condition of this Lease.

25. Intentionally Omitted.

26. Miscellaneous.

(a) Notwithstanding anything contained in this Lease to the contrary, Tenant covenants and agrees that Tenant will not use the premises or any part thereof, or permit the premises or any part thereof to be used as a restaurant and/or bar and/or for the use of confectionery and/or soda and/or beverages and/or sandwiches and/or ice cream and/or baked goods or for the preparation, dispensing or consumption of food or beverages in any manner whatsoever.

(b) If, in connection with obtaining financing for the Building, a banking, insurance or other recognized institutional lender shall request reasonable modifications in and to this Lease as a condition to such financing, Tenant will consent thereto, provided that such modifications do not increase the financial obligations of Tenant hereunder pursuant to Article 1 and hereof, or materially and adversely affect the leasehold interest hereby created.

(c) If, at any time during the last month of the term of this Lease, Tenant shall have removed all or substantially all of the Tenant's property from the premises, Landlord may, and Tenant hereby irrevocably grants to Landlord a license to, immediately enter and alter, renovate and redecorate the premises, without elimination, diminution or abatement of fixed or additional rent, or incurring liability to Tenant for any compensation, and such acts shall have no effect upon this Lease.

(d) Tenant shall not place a load upon any floor of the premises exceeding the floor load per square foot which such floor was designated to carry and which is allowed by law. landlord reserves the right to prescribe the weight and position of all safes which must be placed by Tenant, at Tenant's expense, so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient in Landlord's judgment, to absorb and prevent vibration, noise and annoyance.

(e) Without incurring any liability to Tenant, Landlord may permit access to the premises and open the same, whether or not Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, Tenant's property or for any other lawful purpose (but this provision and any action by Landlord hereunder shall not be deemed a recognition by Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the premises), or upon demand of any representative of the fire, police, building, sanitation or other department of any city, county, town, village, state or federal government.

(f) Tenant shall not be entitled to exercise any right of termination or other option granted to it by this Lease at any time when Tenant is in default in the performance, observance or keeping of any of the covenants, agreements, terms, provisions or conditions on its part to be performed, observed or kept under this Lease.

(g) Tenant shall not place or permit to be placed any vending machines in the premises, except with the prior written consent of Landlord in each instance.

(h) Tenant shall not occupy any space in the Building (by assignment, sublease or otherwise) other than the premises hereby demised, except with the prior written consent of Landlord in each instance.

(i) Tenant will not clean, nor require, permit, suffer or allow any window in the premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or of the rules of any other board or body or governmental authority having or asserting jurisdiction.

(j) If, pursuant to any provision of this Lease, Landlord shall withhold its consent or approval or permission to any thing expense, and subject to the approval of Landlord as to the means and methods thereof.

Tenant, at Tenant's sole cost and expense, shall keep the premises and the sidewalks in front of the premises clean and neat and shall remove all refuse, rubbish, debris and snow therefrom. All refuse, rubbish and debris shall be deposited only in such receptacles and in such a manner as shall be designated or approved by Landlord.

It is understood that at any time or times all or any of the elevators in the Building, if any, at the option of the Landlord, be automatic elevators, and Landlord shall be under no obligation to furnish an elevator operator for any automatic elevator. If Landlord shall at any time or times furnish any elevator operator for any automatic elevator, Landlord may discontinue furnishing such elevator operator and there shall be no diminution, reduction or abatement of rent by reason thereof. Landlord agrees to maintain the automatic elevator that serves the basement to the first floor of the building.

Landlord reserves the right, without liability to Tenant and without constituting any claim of constructive eviction, to stop or interrupt any heating, elevator, escalator, lighting, ventilating, air conditioning, gas, steam, power, electricity, water, cleaning or other similar or dissimilar service and to stop or interrupt the use of any Building facilities at such times as may be necessary and for as long as may be reasonably be required by reasons of accidents, strikes, or the making of repairs, alterations or improvements, or inability to secure a proper supply of fuel, gas, steam, water, electricity, labor or supplies, or by the reason of any other similar or dissimilar cause beyond the reasonable control of Landlord. No such stoppage or interruption shall entitle Tenant to any diminution or abatement of rent or other compensation nor shall this Lease or any of the obligations of Tenant be affected or reduced by reason of any such stoppage or interruption. The provisions hereof do not, however, obligate Landlord to furnish any service or facility not otherwise specifically set forth in this Lease as an obligation on the part of Landlord.

22. Lease Contains All Agreements - No Waivers. This Lease contains all of the covenants, agreements, terms, provisions and conditions relating to the leasing of the premises hereunder, and Landlord has not made and is not making, and Tenant in executing and delivering this Lease is not relying upon, any warranties, representations, promises or statements, except to the extent that the same may expressly be set forth in this Lease.

The failure of Landlord to insist in any one or more instances upon the strict performance of any one of the covenants, agreements, terms, provisions or conditions of this Lease or to exercise any election herein contained shall not be construed as a waiver or relinquishment for the future of such covenant, agreement, term, provision, condition or election, but the same shall continue and remain in full force and effect. No waiver by Landlord of any covenant, agreement, term, provision or condition of this Lease shall be deemed to have been made unless expresses in writing and signed by Landlord. No surrender of the premises or of any remainder of the term of this Lease shall be valid unless accepted by Landlord in writing. No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of any rent or additional rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or payment of any rent or additional rent shall be deemed an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of any rent or additional rent, or pursue any remedy or remedies available to Landlord. The receipt and retention by Landlord of fixed fee or other sum or charge payable hereunder from anyone other than Tenant shall not be deemed a waiver of the breach by Tenant of any covenant, agreement, term, provision or condition herein contained, or the acceptance of such other person as a tenant, or a release of Tenant from the further performance by Tenant of the covenants, agreements, terms, provisions and conditions herein contained. The receipt and retention by Landlord of fixed rent, additional rent or other sum or charge with knowledge of the breach of any covenant, agreement, term, provision or condition herein contained shall not be deemed ma waiver of such breach. No executory agreement hereafter made between Landlord and Tenant shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such executory agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge or termination or effectuation of the abandonment is sought.

The Lease shall not be binding upon Landlord unless and until it shall have been executed by Landlord and Tenant and a fully executed counterpart of this Lease shall have been delivered by Landlord to Tenant.

23. Parties Bound. The covenants, agreements, terms, provisions and conditions of this Lease shall bind and benefit the respective successors, assigns and legal representatives of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provision of Article 7 hereof shall operate to vest any rights in any successor, assignee or legal representative of Tenant and that the provisions of this Article 23 shall not be construed as modifying the conditions of limitation contained in Article 16 hereof. It is understood and agreed, however, that the covenants and obligations on the part of Landlord under this Lease shall not be binding upon Landlord herein named with respect to any period subsequent to the transfer of its interest in the Building, that in the event of such transfer said covenants and obligations shall thereafter be binding upon each transferee of such interest of Landlord herein named, but only with respect to the period ending with a subsequent transfer of such interest, and that a lease of the entire interest shall be deemed a transfer within the meaning of this Article 23.

24. Curing Tenant's Defaults - Additional Rent. If Tenant shall default in the performance of any covenant, agreement, term, provision or condition herein contained, Landlord, without thereby waiving such default, may perform the same for the account and at the expense of Tenant, without notice in a case of emergency, and in any other case if such default continues or matter requested by Tenant, Tenant shall not be entitled to bring or institute any action or other proceeding for damages or for any other remedy of any kind or nature whatsoever (unless, as provided elsewhere in this Lease, Landlord has agreed that its consent or approval or permission will not be unreasonably withheld or delayed, in which instance Tenant may bring or institute an action or other proceeding solely for the purpose of compelling the granting of such consent or approval or permission) and Tenant agrees to waive, and does hereby waive, any rights that it may have to bring any such action or other proceeding (except as herein otherwise provided).

(k) Tenant shall look solely to the estate and interest of Landlord, its successors and assigns in the Land and Building for the collection of a judgment or other judicial process requiring the payment of damages or money by Landlord or in the event of any default by Landlord hereunder and no other property or assets of Landlord (or, if Landlord is a partnership, of any partner of Landlord), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under and with respect to this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use and occupancy of the premises or otherwise.

27. Pornographic Uses Prohibited. Tenant agrees that the value of the premises and the reputation of Landlord will be seriously injured if the premises are used for any obscene or pornographic purposes or any form of commercial sex establishment. Tenant agrees that Tenant will not bring or permit any obscene or pornographic material in, to or on the premises, and shall not permit or conduct any obscene, nude, or semi-nude live performances in or on the premises, nor permit use of the premises for nude modeling, rap sessions, or as a so-called rubber goods shops, or as a sex club of any sort, or as a "massage parlor". Tenant agrees further that Tenant will not permit any of these uses by any subtenant of the premises or any assignee of this Lease. This Article shall directly bind any successors in interest of Tenant. Tenant agrees that if, at any time, Tenant violates any of the provisions of this Article, such violation shall be deemed a breach of a substantial obligation of the terms of this Lease and objectionable conduct. Pornographic material is defined for purposes of this Article as any written or pictorial matter with prurient appeal or any objects of instrument that are primarily concerned with lewd or prurient sexual activity. Obscene material is defined herein as it is in Penal law 235.00.

28. Business Conduct. Tenant, recognizing that the Building has been developed and is being maintained as a location for an outstanding type of business occupancy, and as a special inducement to Landlord to enter into this Lease, covenants and agrees that at all times (i) Tenant's use of the premises throughout the term will be consistent with the character and dignity of the Building, (ii) the business to be conducted at, through and from the premises will be first-class quality and reputable in every respect, (iii) the sales methods employed in said business, as well as all other elements of merchandising, display and advertising, will be dignified and in conformity with the highest standards of practice in Tenant's industry and (iv) the appearance of the premises (including the lighting and other appearances thereto), the appearance and deportment of all personnel employed therein, and the appearance, number, location, nature and subject matter of all displays and exhibits placed or installed in or about the premises, and of any signs, lettering announcements, or any other kinds of forms of inscriptions displayed in or about the premises will be only such as meet with Landlord's approval, and if at any time disapproved by Landlord, Tenant shall remove the basis for such disapproval in such manner and within such time as may be specified by Landlord in a written notice given by it to Tenant for such purpose.

Tenant will, promptly after demand by Landlord, and as often as each such demand shall occur, forthwith discontinue selling, or offering for sale, or permitting to be sold, or otherwise dealing in, or exhibiting, or advertising, in the premises, or any part thereof, any article or merchandise to which Landlord may object. Tenant will, promptly after demand by Landlord, and as often as each such demand shall occur, forthwith discontinue any advertisement, sign, notice, object, poster, exhibit and/or display in the premises, or any part thereof, to which Landlord may object.

Nothing contained in this Article or elsewhere in this Lease shall be construed to permit any use of the premises that is not within the permitted uses of the premises as specifically set forth in this Lease.

The violation by Tenant of any of the covenants, agreements, terms, provisions and conditions contained in this Article shall be deemed a material and substantial default by Tenant under the terms of this Lease. Mention in this Article of any particular remedy shall not preclude Landlord from any other remedy in law or in equity. Any demand or demands by Landlord pursuant to the provisions of this Article and compliance therewith by Tenant shall not impair this Lease or affect Tenant's liability hereunder, nor shall Tenant be entitled to any compensation or diminution or abatement of rent by reason thereof.

29. Hazardous Waste. Throughout the term of this Lease, Tenant shall not undertake or permit any Environmental Activity (as such term is hereinafter defined) other than (i) in compliance with all applicable laws and ordinances and all rules, orders and regulations, present or future, ordinary or extraordinary, foreseen or unforeseen) of any federal, state or local governmental authority (hereinafter collectively referred to as "Legal Requirements"), and (ii) in such a manner as shall keep the premises, the Building and the Land free from any lien imposed pursuant to any Legal Requirement in respect of such Environmental Activity. Tenant shall take all necessary steps to ensure that any Environmental Activity undertaken or permitted at the premises is undertaken in a manner as to provide prudent safeguards against potential risks to human health or the environment. Tenant shall notify Landlord within 24 hours of the release of any Hazardous Materials (as such term is hereinafter defined) from or at the premises which could form the basis of any claim, demand or action by any party. Landlord shall have the right, from time to time, at Tenant's expense, to conduct an environmental audit or such other examinations, tests, inspections and reviews of the premises as Landlord, in its sole discretion, shall deem necessary, appropriate or desirable and Tenant shall cooperate in the conduct of any such environmental audit, examination, test, inspection or review. If Tenant shall breach the covenants provided in this Article, then, in addition to any other rights and remedies which may be available to landlord pursuant to this Lease or otherwise at law, Landlord may require Tenant to take all actions, or to reimburse Landlord for the costs of any and all actions taken by Landlord, as are necessary, appropriate or desirable to cure such breach. for purposes of this Article, the term "Environmental Activity" means any use, storage, installation, existence, release, threatened release, discharge, generation, abatement, removal, disposal, handling or transportation from, under, into or on the leased premises of (a) any "hazardous substance" as defined in any federal statute, (b) petroleum, crude oil or any fraction thereof, natural gas or synthetic gas used for fuel, and (c) any additional substances or materials which at such time are classified or considered to be hazardous or toxic under the laws of the State of New York or any other Legal Requirements the materials described in clauses (a) through (c) being collectively referred to as "Hazardous Materials". The provisions of subparagraph (j) of Article 6 of this Lease shall be applicable to any failure by Tenant to comply with or keep or perform the provisions of this Article. The obligations of Tenant under this Article shall survive the expiration or sooner termination of the term of this Lease.

30. Inability to Perform. This Lease and the obligations of Tenant to pay fixed rent, additional rent and all other sums and charge hereunder and perform, observe and keep all of the other covenants, agreements, terms, provisions and conditions hereunder on the part of Tenant to be performed, observed and kept shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease or is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make or is delayed in making any repairs, replacement, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strikes or labor troubles or any other similar or dissimilar cause whatsoever beyond Landlord's reasonable control, including, but not limited to, government preemption in connection with a national energy or by reason of any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the conditions of supply and demand which have been or are affected by war, hostilities or other similar or dissimilar emergency.

31. Adjacent Excavation - Shoring. If an excavation shall be made upon land adjacent to or under the Building, or shall be authorized or contemplated to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the premises for the purpose of doing such work as said person shall deem necessary or desirable to preserve the Building from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of fixed rent, additional rent or any other sum or charge payable by Tenant hereunder.

32. Broker. Tenant states, with respect to the terms, conditions and provisions of this Lease as set forth herein, that no real estate broker, agent or finder brought about the terms and conditions of this Lease. The Landlord agrees that the Landlord shall be liable for the payment of brokerage commissions that are due, if any.

33. ARTICLE HEADINGS. The Article headings of this Lease are for convenience only and are not to be considered in construing the same.

34. Holdover. If Tenant shall hold over after the expiration of the term of this Lease, such holding over shall be deemed a month-to-month tenancy, which tenancy may be terminated pursuant to applicable law, and until Tenant has vacated the premises if agrees to pay the Landlord for the use and occupancy of the premises an amount equal to two and one-half times the total of the fixed rent and additional rent payable pursuant to Article 24 then being paid or payable by Tenant to Landlord.

35. Security. Tenant has deposited with Landlord the sum of $ as security for the faithful performance and observance by tenant of the terms, provisions and conditions of this Lease. In the event that Tenant is in default of any of the terms, conditions and provisions of this Lease, Landlord may, but is not obligated to, apply such amount of the Security to the payment of Rent and Additional Rent and the cost and expense of re-letting the demised premises whether or not incurred after summary proceedings are instituted. In the case of the sale or transfer the Security Deposit to the successor owner/lessee. Tenant further covenants that Tenant shall not assign or encumber the Security Deposit and tat Landlord, its successors and assigns shall not be bound by any such act taken by Tenant.

~~36. Landlord's Interest in Premises. Landlord's interest in the premises is derived pursuant to the terms of a certain~~ lease (herein referred to as the "Prime Lease") dated as of (as thereafter modified ~~and amended~~) between as landlord (herein referred to as "Owner"), and Landlord, as successor ~~in interest to~~ , as tenant, covering certain commercial space in the Building as more specifically set forth ~~thereon~~. Accordingly, notwithstanding anything to the contrary contained in this Lease, this Lease is, in fact, ~~a sublease~~. For the purposes of this Lease, the Prime Lease shall be, and shall be deemed to be, included ~~in the term~~ "underlying lease" wherever it appears and Owner shall be, and shall be deemed to be, included as a "~~lessor under an underlying lease~~".

Tenant understands that, in order for Landlord to lease and demise the premises to Tenant for the term set forth in Article 1 hereof, Landlord is required to exercise certain options to extend the term of the Prime Lease as therein set forth. Landlord agrees that, so long as Tenant is not in default of any of the covenants, agreements, terms, provisions and conditions of this Lease on its part to be kept, observed and performed, beyond any applicable cure period, Landlord shall timely exercise such options to the intent and purposes that the term of this Lease shall be as set forth in said Article 1.

If, at anytime during the term of this Lease, Tenant shall claim that Landlord is in default or in breach of its obligations hereunder or is otherwise liable to Tenant and such default or breach or liability shall result from, or be attributable to, the default or failure of owner, Tenant agrees that Landlord shall not be liable or responsible to Tenant in connection therewith; provided, however, Landlord agrees to assign to Tenant any cause of action that Landlord may have against Owner as a result of such default or failure.

36 ~~37~~. Quiet Enjoyment. Landlord covenants that if, and so long as, Tenant keeps and performs each and every covenant, agreement, term, provision and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall quietly enjoy the premises without hindrance or molestation by Landlord or by any other person lawful claiming the same, subject to the covenants, agreements, terms, provisions and conditions of this Lease and to the ground leases and/or underlying lease and/or mortgages to which this Lease is subject and subordinate as hereinbefore set forth.

~~38. Tenant's Right to Cancel. At any time during the term hereof, Tenant, upon at least six (6) months prior written~~ notice to Landlord, may elect to cancel and terminate this Lease and the term and estate hereby granted as of the date set forth in said notice by Tenant to Landlord (hereinafter referred to as the "Termination Date"). In the event (a) Tenant shall vacate and surrender the premises on or before the Termination Date and Tenant shall not otherwise be in default of any of the covenants, agreements, terms, provisions and conditions of this Lease on its part to be kept, observed and performed hereunder and (b) Landlord shall have re-let the premise for a term commencing on the date immediately following the Termination Date, Landlord shall return to Tenant the $ referred to in Article 1 hereof; provided, however, if, on the Termination Date, Landlord shall not have re-let the premises, Landlord shall be entitled to retain said $ until such time as Landlord shall have re-let the premises and at the time of such re-letting, Landlord shall only be obligated to return to Tenant an amount equal to $ less $ for each calendar month or part thereof occurring immediately after the expiration of the Termination Date during which ~~Landlord did not re-let the premises~~.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

LANDLORD
1 REWE STREET REALTY, LLC

By: ______________________
Name:
Title:

Attest/Witness:

TENANT
ALLIANCE DISTRIBUTORS HOLDING INC.

By: ______________________
Name:
Title:

Attest/Witness:

RIDER TO LEASE BETWEEN
1 REWE STREET REALTY LLC, AS LANDLORD
AND ALLIANCE DISTRIBUTORS HOLDING INC., AS TENANT
DATED _________________, 200_

37.  (a)  PREMISES. The Premises shall be defined as the land and structure located at 1 Rewe Street, Brooklyn, New York 11211. The entire Premises are leased to Tenant hereunder and Tenant is entitled to immediate occupancy thereof, provided that until June 30, 2006 E-Tronics may continue to occupy that part of the Premises it currently occupies, and provided that commencing no later than July 1, 2006, time being of the essence, Tenant shall be entitled also to occupy the portion of the Premises currently occupied by E-Tronics. The Premises may be used by Tenant for the purposes of office and warehouse activities, and for any other lawful purposes as the Landlord consents to in writing.

(b) Landlord hereby assigns to Tenant the benefits of any “Economic Designated Zone” or similar status that applies to the Premises.

(c) TERM. This Lease shall be for a term (the “Original Term”) of five (5) years beginning on the commencement date as defined in sub-paragraph (d) unless sooner terminated pursuant to the other terms and conditions of this Lease, provided that by written notice given by Tenant to Landlord at least 90 days prior to the expiration of the Original Term, this Lease shall be extended for an additional five-year term (the “Additional Term”). The Original Term and the Additional Term, if any, are referred to herein as the “Term.” The last date of the Term, or the earlier termination hereof, shall hereinafter be referred to as the Expiration Date.

(d)  COMMENCEMENT DATE. The Lease Commencement Date shall be the date of this Lease.

(e)  LEASE YEAR. The first Lease Year shall be the twelve (12) month period of time from the first day of the first month that begins after the Commencement Date. Each Lease Year thereafter shall be successive periods of twelve (12) months.

38. FIXED RENT. (a) Tenant’s obligation to pay fixed rent shall commence on the Commencement Date. Tenant agrees to pay to Landlord, during the Term, annual fixed rent (the “Fixed Rent”) in equal monthly installments (“Monthly Installments”) without prior demand and without any set off or deduction whatsoever. The Monthly Installments will be due and payable on the Commencement Date and on the first day of each and every month thereafter for the Term. All Monthly Payments and payments of Additional Rent (defined in Paragraph 40 hereof) shall be sent to the Landlord at the address herein set forth or such other address as Landlord may designate. The Fixed Rent during the first three Lease Years of the Term shall be as follows: $1,080,000.00, with each Monthly Installment being $90,000.00, except that during the occupancy by E-Tronics as aforesaid, the Fixed Rent and the Monthly Installments, as well as Additional Rent referred to below, shall each be reduced by 24.5%. The first month’s Monthly Installment, shall be paid by Tenant upon execution hereof.

(b)  The Fixed Rent shall be increased by two (2.5%) per annum of the first day of the fourth Lease Year and on the first of each Lease Year thereafter (including each Lease Year during the Additional Term, if any), such increases to be on a cumulative, compounded basis.

(e)  In the event that the obligation to pay Fixed Rent or Additional Rent shall commence on any day other than the first of the month, the Fixed Rent and Additional Rent shall be pro-rated for the period upon which the obligation to pay rent accrues, to the last day of the calendar month.

39. TAXES. (a) The Tenant agrees to pay, as Additional Rent during the Term hereof, 100% (“Proportionate Share”) of any and all real estate taxes and/or other taxes, or assessments levied or assessed on or against the Premises (collectively, the “Taxes”). Tax bills or other documents supplied by Landlord to Tenant shall be conclusive evidence of the amount of such Taxes and shall be used for the calculation of the amounts to be paid by the Tenant.

(b)  Taxes shall be pro-rated for any partial year during the Term, as applicable.

(c) Landlord hereby appoints Tenant as Landlord's attorney in fact to file, at Tenant's expense, certiorari and related petitions and actions to seek to reduce real estate taxes otherwise payable by Tenant.

40.  ADDITIONAL RENT. (a) All costs and expenses which Tenant assumes or agrees to pay pursuant to this Lease (including without limitation Taxes) shall at Landlord’s election be treated as additional rent (“Additional Rent”), and, in the event of nonpayment, Landlord shall have all the rights and remedies herein provided for in the case of nonpayment of Fixed Rent.

(b)  If Tenant shall default in making any payment required to be made by Tenant (other than the payment of Fixed Rent required by this Lease), or shall default in performing any term, covenant or condition of this Lease on the part of the Tenant to be performed, and after ten (10) day written notice thereof has been given Tenant, Landlord, at its option, may, (but shall not be obligated to), make such payment or, on behalf of Tenant, expend such sum as may be necessary to perform and fulfill such term, covenant and condition, including reasonable attorney’s fees. In such event, any and all sums so expended by Landlord, with interest thereon at the highest rate permitted by law, but no more than eighteen (18%) percent per annum from the date of such expenditure shall be deemed to be Additional Rent, and shall be repaid by Tenant to Landlord on demand, but no such payment or expenditure by Landlord shall be deemed a waiver of Tenant’s default nor shall it affect any other remedy of Landlord by reason of such default.

(c)  Payment of Additional Rent shall be made by Tenant to Landlord within ten (10) days after Landlord shall have presented Tenant with an invoice therefor.

41.  SECURITY DEPOSIT. (a) Simultaneously with the execution of the within Lease, Tenant shall pay to Landlord, the sum of $180,000.00 as security for the full and faithful performance by the Tenant of all the terms, covenants and conditions of this Lease upon its part to be performed (the “Security Deposit”), which sum shall be deposited by Landlord in an interest bearing account (which interest will be added to the Security Deposit), and shall be returned to the Tenant after the time fixed as the expiration of the Term herein, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on its part to be performed. In the event of a bona fide sale, subject to this Lease, the Landlord shall have the right to transfer the security to the purchaser for the benefit of the Tenant, which purchaser shall continue to hold the Security Deposit in a separate account as aforesaid, and the Landlord shall be considered released by the Tenant from all liability for the return of such security to the extent transferred to the purchaser, and the Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made on the security to a new landlord.

(b)  The Security Deposit shall not be mortgaged, assigned or encumbered by the Tenant without the express written consent of the Landlord.

42.  NO LANDLORD’S WORK. Landlord shall not be required to perform any work in connection with Tenant’s occupancy of the Premises under this Lease, except for structural repairs as expressly set forth in this Lease.

43.  ALTERATIONS. The Tenant may, at its own expense, make such alterations, improvements, additions and changes to the Premises in order to equip and operate its business for the purposes and uses set forth herein subject to the following:

(a)  Such alterations, improvements, additions and changes shall be to the interior of the Premises only; and any alterations, improvements, additions and changes to the Premises shall require the prior, written consent of the Landlord, which shall not be unreasonably withheld or delayed;

(b)  The Tenant shall not tear down or demolish any of the improvements on the Premises, or make any change or alterations in such existing improvements which, when completed, will diminish the value of the Premises without the prior written consent of the Landlord, which shall not be unreasonably withheld or delayed;

(c)  The Tenant shall not make any change in or improvement, additions or alteration to the Premises which will violate the terms of any mortgage on the Premises, or of any policy of insurance in force with respect to the Premises.

(d)  All alterations, improvements, additions and changes shall be performed in a good and workmanlike manner and shall conform to all building codes, ordinances, rules and regulations of any municipality or governmental authority having jurisdiction thereof;

(e)  Before commencing any work, or installations of any kind, Tenant shall obtain the necessary consents, authorizations and licenses from Federal, State, local and/or municipal authorities having jurisdiction over the work or installations to be done, and no work or installations shall be started unless and until all such necessary consents, authorizations and licenses shall have first been duly obtained by the Tenant (and/or its contractor or other persons doing the work or performing installations on behalf of Tenant) and given to Landlord;

(f)  Tenant or any contractor, sub-contractor, materialmen or other employed by the Tenant or any other persons who will do the work or installations as aforesaid shall be fully covered by workmen’s compensation insurance and the certificate thereof shall be furnished to the Landlord prior to the commencement of any work by such contractor, sub-contractor, materialmen or persons as aforesaid. Tenant covenants and agrees to indemnify and hold Landlord harmless from any and all claims for personal injury, death or property damage occasioned during the progress or as a result of any or all of the work done as aforesaid in or about the Premises.

44.  REPAIRS. (a) Anything contained herein to the contrary notwithstanding, it is agreed that the Tenant shall be responsible for all non-structural repairs (and all structural repairs to the extent same is necessitated as a result of the actions or failure to act of Tenant, its employees, representatives, agents, successors, assigns or invitees) and the repair, maintenance and replacement of the heating system, air-conditioning units, elevator, electrical system, plumbing system and other mechanical systems servicing the Premises. Tenant covenants to keep the Premises including but not limited to the heating system, air conditioning units elevator, electrical system, plumbing system and other mechanical systems in good repair. Tenant shall also generally maintain the Premises including all masonry work and landscaping and the interior and exterior of the Premises (so that it is free from refuse, debris and kept in a clean and orderly fashion). Tenant shall notify Landlord prior to performing any structural repairs as required herein, including, without limit, the replacement of any air conditioning units, which structural repairs shall be subject to the prior consent of Landlord, which consent shall not be unreasonably withheld. Except as provided herein, Landlord shall be responsible for the repair of the structural portions of the Premises, including any repairs to the roof, provided that Landlord shall not be required to (i) make any repairs caused by Tenant’s failure to maintain the Premises; and/or (ii) repair, maintain or replace any kitchen or bathroom fixtures.

(b)  All maintenance, alterations, repairs and other work to be performed by either party shall be performed by it in good and workmanlike manner and shall conform to all building codes, ordinances, rules and regulations of any municipality or governmental authority having jurisdiction thereof.

45.  INCREASE IN INSURANCE. If by reason of Tenant’s use and occupancy or abandonment of the Premises, or any other action on its part, the fire and/or liability insurance rates for the building or any adjoining or nearby buildings owned by the Landlord shall be increased, Tenant shall pay such increase as an item of Additional Rent, upon demand by Landlord.

46.  INDEMNITY; INSURANCE. (a) Each party shall indemnify, defend and hold harmless the other party from and against any and all liability and damage and all such claims and demands of any kind and nature, including but not limited to reasonable counsel fees arising out of any injury or damage however occurring which shall or may occur on or about the Premises or adjacent streets, sidewalks, curbs and parking areas and from and against any matter or thing arising out of the breach of any covenant or condition of this Lease or the carelessness, negligence or improper conduct of the indemnifying party or its, agents, servants, employees or customers.

(b)  Tenant shall provide and keep in full force and effect at Tenant’s sole cost and expense for the benefit of the Landlord and Tenant, comprehensive public liability insurance, acceptable to Landlord, with companies authorized to do business in the State of New York in which the limits of coverage shall not be less than Ten Million Dollars ($10,000,000.00) combined single limit per occurrence (the minimum limits of the comprehensive general liability policy of insurance shall in no way limit or diminish Tenant’s liability hereunder) and property insurance, acceptable to Landlord, providing all fixtures, personalty and equipment on, in or appurtenant to the Premises, including all additions and improvements with insurance against loss or damage by fire with all standard extended coverage which limits of coverage shall not be less than Five Million Dollars ($5,000,000.00) (the minimum limits of the comprehensive general liability policy of insurance shall in no way limit or diminish Tenant’s liability hereunder). Said policy or policies of insurance shall name the Landlord, and any mortgagee of Landlord, as applicable, as an additional insured and/or loss payee, as applicable, shall contain a waiver of subrogation against Landlord and shall provide that said policy or policies may not be canceled prior to the transmission to the Landlord of thirty (30) days’ written notice.

(c)  Tenant shall deliver certificates of insurance for all insurance required pursuant to this Lease to the Landlord prior to the beginning of the term of this Lease and thereafter not less than thirty days prior to the expiration of any such policy. In the event Tenant shall fail to furnish any insurance herein required, Landlord may (but is not obligated to) obtain said insurance and pay the premium therefor and the premium so paid by Landlord shall be deemed Additional Rent payable by Tenant on demand.

47.  CONDEMNATION. (a)  If the Premises shall be taken under the right of eminent domain in accordance with the terms of subparagraph (c) below, this Lease shall expire on the date of the passing of title to the authorities so exercising such right and the Fixed Rent shall be apportioned as of that date. No part of any award shall belong to the Tenant except insofar as the Tenant may be entitled to a separate award that does not in any manner diminish the award made to the Landlord, it being distinctly understood and agreed that the Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired term of this Lease. In the event of a condemnation, any award specifically made for the value of the trade fixtures shall belong to the Tenant.

(b)  If the Premises shall be condemned or taken in accordance with the terms of subparagraph (d) below, all awards made to either compensate Landlord or Tenant shall be paid to Landlord; Landlord shall promptly and at its sole cost and expense to the extent of the award, restore the remaining portion of the Premises or building in substantially the same condition and the Lease shall continue effective in all respects, except as that there shall be a reduction of Fixed Rent in the ratio that the rent then applicable to the portion of the Premises so taken bears to the current rent for the entire premises at the time of the taking. Nothing herein contained shall be deemed a waiver by Tenant of its right to claim and receive an award for the taking of its trade fixtures and equipment which right is herein specifically preserved .

(c)  If such partial taking results in a reduction of the floor area of the Premises by more than thirty-three (33%) percent, or if the Premises may not reasonably be used for substantially the same purposes as prior to the taking, then in such event, the provisions of paragraph (a) shall apply.

(d)  If such partial taking shall result in a reduction of the floor area of the Premises by thirty-three (33%) percent or less or if the Premises may reasonably be used for substantially the same purposes as prior to the taking, then the provisions of paragraph (b) above of this Rider shall apply.

48.  ASSIGNMENT. (a)  The Tenant shall not assign or sublet this Lease without the express, written consent of the Landlord which consent shall be in Landlord’s sole discretion.

(b) Any subletting or assignment of this Lease shall be on the following terms and conditions:

(1)  The uses and purposes shall be exactly as set forth herein;

(2)  Prior to entering into any sublease or assignment of the Premises, Tenant shall submit the terms of the proposed subletting or assignment, the name of the proposed subtenant or assignee, financial references of the proposed subtenant or assignee and such other information as to the financial responsibility and standing of the proposed subtenant or assignee as Landlord may reasonably require together with a copy of the proposed sublease or assignment;

(3)  In the event that Landlord consents to an assignment or sublease, fifty (50%) percent of the amount of any rent, additional rent or other consideration required to be paid pursuant to the assignment or sublease which exceeds the rent, additional rent or other consideration payable hereunder, shall be payable directly to the Landlord, it being the intent of the parties that the rents and additional rents hereunder shall be deemed increased by the amount of such excess rents payable pursuant to the sublease or assignment. The sublessee or assignee shall deposit with the Landlord as additional security an amount equal to one (1) months’ rent in effect at the time of the sublease or assignment.

(c)  The consent by the Landlord to any assignment or subletting shall not be deemed to release the Tenant from the within Lease or any of its obligations to fully perform all of the terms and covenant contained herein.

(d)  If, at the time of such assignment and/or subletting, the Tenant is in default in any of the terms, covenants and conditions of the within Lease, the Landlord may withhold and/or revoke its consent to such assignment or subletting and the parties agree that this refusal shall not be deemed unreasonable, arbitrary or capricious.

(e)  The proposed subtenant or assignee shall be required to execute in a form reasonably satisfactory to Landlord or its attorneys, an agreement which shall obligate it to duly perform all of the Tenant’s covenants and obligations under the Lease, including any accrued obligations at the time of the assignment or subletting.

(f) The assignee shall execute, in a form reasonably satisfactory to the Landlord, an assignment and assumption agreement. A copy of said assignment and assumption agreement shall be forwarded to the Landlord within ten (10) days thereof;

(g)  The subtenant shall execute, in a form satisfactory to Landlord, a sublease, a copy of which shall be forwarded to Landlord within ten (10) days thereof.

(h)  Landlord shall not be liable to the Tenant for monetary damages as a result of the unreasonable delay or refusal to provide consent.

(i) That the effective date of the assignment or subletting may not be earlier than the Commencement Date of the Term.

49. SUBORDINATION. This Lease and all rights of Tenant hereunder are subject and subordinate (i) to any mortgage or deed of trust, blanket or otherwise (the “Permanent Mortgage”), which does now or may hereafter affect the Premises (and which may also affect other property), such mortgagee with respect to same being hereinafter referred to as the “Superior Mortgagee” and (ii) to any and all increases, renewals, modifications, consolidations, replacements and extensions of any such Permanent Mortgage, and (iii) each underlying lease which may now or hereafter affect all or any portion of the Premises or any interest therein, such lessor with respect to such lease, hereinafter referred to as the “Superior Lessor,” provided that Landlord shall use reasonable commercial efforts to obtain a non-disturbance agreement from any party to whom this Lease is subordinated. Tenant shall execute, acknowledge and deliver any instrument reasonably requested by Landlord, a Superior Lessor or Superior Mortgagee (including without limitation subordination, lockbox and payment agreements) to evidence such subordination, but no such instrument shall be necessary to make such subordination effective. Tenant agrees that (a) Tenant shall attorn to the Superior Mortgagee, and (b) any cancellation, surrender or amendment of this Lease without the prior written consent of the Superior Mortgagee shall be voidable by the Superior Mortgagee.

50.  LATE CHARGE. In the event that the Tenant shall not have paid the Fixed Rent or any item of Additional Rent on or before ten (10) days of the date it is due, (the “Grace Period”) then, Tenant shall pay a late charge equal to 3% of such rent. Tenant shall also pay interest thereon from the expiration of the Grace Period to the date of Landlord’s receipt thereof at the lesser of (i) 1% per month or (ii) the maximum rate permitted by law. The demand for and collection of the aforesaid late charges and interest shall in no way be deemed a waiver of any and all other remedies that the Landlord may have under the terms of this Lease by summary proceedings or otherwise. Tenant agrees this amount is for Landlord’s costs related to such late payment, is reasonable, is not punitive and is not intended to be a penalty.

51. TRIPLE NET. (a) The rent specified in this Lease shall be “triple net” to Landlord in each year, during the Term and any extension or modification thereof and the parties hereto intend that Landlord shall receive all Fixed Rent and all Additional Rent payable hereunder free and clear of any and all liability or responsibility of Landlord for impositions, taxes, liens, charges or expenses, offsets, or similar deductions of any nature whatsoever.

(b)  Tenant shall pay all costs, expenses and damage which are attributable to Tenant or the ownership, use or possession of the Premises and which, except for the execution of this Lease, would have been chargeable against the Premises or otherwise payable by the Landlord and Tenant shall indemnify and hold Landlord harmless against such expenses and obligations. Tenant shall pay, or cause to be paid all utility services rendered or furnished to the Premises, including but not limited to heat, water, gas, air-conditioning and electric, and shall pay or cause to be paid all fire protection, security protection, sewer treatment facilities, sanitation, janitorial, landscaping, snow and garbage removal, and the like, together with all taxes levied or other charges on such utilities. Tenant will be responsible for assuring that all billing statements for all utilities will be mailed directly to Tenant for payment.

(c)  Tenant understands and agrees that, except as provided otherwise herein, Landlord is to have no obligation whatsoever under this Lease or otherwise in respect of the repair, operation, maintenance and/or replacement of the Premises or for the quality or compliance with applicable law of its construction (or in either case, the lack thereof) with all such obligations being those of the Tenant, at its sole cost and expense. Except as specifically and expressly set forth in this Lease, Landlord is to furnish no improvements, equipment or fixtures of any kind, either on or to the interior or on or to the exterior of the Premises. It is agreed between the parties, that anything not expressly set forth herein which must be done in, on or to the Premises in order to make the same ready for Tenant’s business, will be done and accomplished by Tenant at its own cost and expense. The intent of the parties is that this Lease be “triple net” with no expenditures required by Landlord in connection with Tenant’s use, operation or maintenance of the Premises.

(d)  Notwithstanding the foregoing, Landlord may perform such repairs and/or alterations at or to the Premises (i) to the extent same is not performed by Tenant hereunder, and the cost of performing such work shall be charged against Tenant as Additional Rent, and (ii) as Landlord, in its sole discretion determines would improve or increase the value of the Premises, so long as such work does not impair Tenant’s ability to use the Premises as provided for herein.

52. SIGNS. (a)  Tenant shall not display, erect or affix any lettering, signs, posters, streamers, plaquerts or any other like advertising media on the windows or exterior of the Premises or upon the building or buildings at which they form a part without the Landlord’s prior written approval, which approval shall not be unreasonably withheld delayed or conditioned.

(b)  Tenant shall submit to Landlord, with its request for permission to erect or install any sign, lettering or like advertising media, complete sign drawings and specifications or prior approval.

(c)  Upon obtaining approval of the Landlord, the approved sign shall be installed by the Tenant at its own cost and expense and shall at all times be in total compliance with all laws, rules, regulations, ordinances or requirements of any governmental authority, municipality or agency having jurisdiction thereof.

53. ARMS-LENGTH. Landlord and Tenant acknowledge that this Lease is the product of an arms length negotiation engaged between Landlord, Tenant and their respective attorneys with each party contributing to the final instrument. In consequence thereof, should any dispute arise involving the construction or interpretation of this Lease, no presumption or inference shall be drawn against one party by the other.

54.  ATTORNEYS’ FEES, COUNTERCLAIMS AND JURY WAIVER. (a) Tenant shall, in addition to all court costs, expenses or fees, pay to Landlord, as Additional Rent reasonable attorney’s fees, costs, expenses or disbursements incurred by the Landlord in connection with any breach or default by Tenant or to protect or preserve any of Landlord’s rights hereunder or in any action, proceeding, summary proceeding or arbitration arising out of this Lease or the Landlord-Tenant relationship. These items shall be deemed “Additional Rent” and shall be due and payable when incurred by Landlord and may be includable in any summary proceeding or other action. TENANT WAIVES THE RIGHT TO ASSERT ANY COUNTERCLAIMS OR SET OFFS IN A SUMMARY PROCEEDING, AND EACH PARTY WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT IN CONNECTION WITH THIS LEASE. In the event of litigation by a party hereto to enforce its rights hereunder, the prevailing party shall be entitled to recover its reasonable attorney's fees, costs and disbursements.

55.  PLATE GLASS. Tenant, at its own cost and expense, shall maintain plate glass insurance for the Premises for and in the name of the Landlord.

56.  COLLECTION AGAINST LANDLORD. Tenant agrees that it shall look solely to the estate and property of Landlord in the land and buildings comprising the building for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms, covenants and conditions of this Lease to be observed or performed by Landlord; and no other assets of the Landlord or any partner, member, owner, stockholder or other principal of Landlord shall be subject to levy, execution or other procedures for the satisfaction of Tenant’s remedies.

57.  UNCOLLECTED FUNDS. In the event that any payment by the Tenant of Fixed Rent or Additional Rent shall be dishonored for any reason whatsoever, including but not limited to “uncollected funds”, “insufficient funds”, etc., the Landlord shall, thereafter, have the right to insist that the replacement payment shall be made by certified check, bank check or cash.

58. WAIVER. (a)  The failure of the Landlord to insist upon strict performance of any term, covenant or condition to be performed on the part of the Tenant, shall not be deemed or construed to constitute a waiver thereof, or consent by the Landlord to any future performance.

(b)  The acceptance by the Landlord of any item of Fixed Rent or Additional Rent, with notice, whether constructive or actual, of any default on the part of the Tenant shall not be deemed a waiver, forgiveness or condonation of said default on the part of the Landlord.

59.  MECHANIC’S LIENS. The Landlord shall not be liable for any labor or materials furnished or to be furnished to the Tenant and no Mechanic’s or other liens for any such labor or materials shall attach to or affect the interest of the Landlord in and to the Premises. If any Mechanic’s Lien is filed against the Premises, based on any act or interest of the Tenant or anyone claiming through the Tenant, its Subtenants or assigns, or if any security agreement is filed for or affecting any materials, machinery or fixtures used in the construction, repair or operation by the Tenant, the Tenant shall immediately take such action by bonding, deposit or payment as will remove the lien or security interest. If the Tenant has not removed the lien or security interest within fourteen (14) days after notice to the Tenant, the Landlord may in its sole option (but is not obligated to), pay the amount of the lien or security interest or discharge the same by deposit and the amount so paid or deposited with interest thereon shall be deemed Additional Rent under this Lease and shall be payable immediately upon demand. In addition to the remedies previously set forth and as may elsewhere be set forth in the written Lease, failure on the part of the Tenant to discharge, bond or otherwise remove the lien or security interest within fourteen (14) days, shall be deemed a default hereunder. In such event, the Lease may then be terminated pursuant to its terms.

60. ENTIRE AGREEMENT. This Lease contains the entire agreement between the parties and all prior agreements, conversations, set ups, or representations, if any, shall be deemed to have merged herein. Tenant is not relying upon representations or agreements other than those contained in this Lease. This Lease may not be changed, altered or modified unless in writing, signed by each of the parties hereto.

61. UNENFORCEABILITY. If any term or provision of this Lease or its application to any person or circumstances is to any extent declared to be invalid or unenforceable by a court of competent jurisdiction, the remainder of this Lease, or the application of such term or provision to persons or circumstances, other than those as to which is held invalid or unenforceable shall not be affected thereby and each term and provision shall be valid and enforced to the fullest extent permitted by law.

62.  AS-IS. Tenant represents and warrants to the Landlord that it has inspected the Premises and is fully familiar with the condition thereof. NEITHER LANDLORD NOR ITS AGENT MAKE ANY WARRANTY OR REPRESENTATION OF ANY KIND WITH RESPECT TO THE PHYSICAL CONDITION OF THE PREMISES, BUILDING OR LAND UPON WHICH IT IS ERECTED, AND TENANT AGREES TO ACCEPT THE PREMISES IN “AS IS” CONDITION. Landlord makes no representation that Tenant’s use of the Premises is in accordance with the Certificate of Occupancy with respect to the Premises.

63.  NOTICES. Any notice required to be served herein, shall be deemed properly served, if sent registered, or certified mail, return receipt requested, or by a recognized, reputable overnight courier service, as follows:

If to Landlord to: 1 REWE STREET REALTY LLC
___________________________
____________, New York
Attention:

With a copy to Landlord’s attorneys:

Moritt, Hock, Hamroff & Horowitz, LLP
400 Garden City Plaza, Suite 202
Garden City, New York 11530
Attention: Eric M. Mencher, Esq.

If to Tenant:  ALLIANCE DISTRIBUTORS HOLDING INC.
_____________________
_____________________

With a copy to Tenant’s attorneys:

Oscar Folger, Esq.
521 Fifth Avenue, 24th floor
New York, New York 10175

64. HOLDING-OVER AND POSSESSION. Any holding over after the expiration of the term of this Lease or any renewal hereof shall be construed to be a tenancy from month-to-month at a minimum annual rent equal to twice the Fixed Rent (prorated on a monthly basis) then being paid by Tenant; together with a sum equal to all Additional Rent payable hereunder for each month or part thereof during which the Tenant remains in possession of the Premises beyond the expiration of the term hereof and said tenancy shall otherwise be on the terms, covenants, conditions, and provisions specified in this Lease, to the extent that the foregoing shall be applicable.

65.  NOT AN OFFER. Submission of this document for examination or signature by Tenant does not constitute an offer for a lease by Landlord, and it is not to be effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

66.  FURTHER ASSURANCES.  Each of the parties hereto, without cost to the other, shall at any time and from time to time hereafter, execute and deliver any and all further instruments and assurances and perform any acts that the other party may reasonably request for the purpose of giving full force and effect to the provisions of this agreement

67. HEADINGS. Headings are for convenience only, and are not meant to confer any rights or obligations on the parties hereto.

68.  COUNTERPARTS AND SIGNATURES. The printed form of Lease and the Rider may be signed by the undersigned in counterparts. Facsimile signatures shall have the same effect as originals.

69. USE OF FACILITIES BY EMERICH GOLDSTEIN. Notwithstanding anything in this Lease to the contrary, for so long as this Lease is in effect, Emerich Goldstein will have exclusive use of the office, kitchen and dining room that he utilized immediately prior to the Commencement Date, and he will retain the right to use the other facilities in the Premises (including the conference room when not in use by Tenant) for his personal business interests.

70.  ENVIRONMENTAL. Landlord represents and warrants that it and, during Landlord's ownership, its tenants, have, prior to the Commencement Date, complied strictly and in all respects with the applicable laws, statutes, ordinances, permits, orders, decrees, guidelines, rules, regulations and orders pertaining to health or the environment (“Applicable Environmental Laws”), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (“CERCLA”) and the Resource Conservation and Recovery Act (“RCRA”), as each of the foregoing may be amended from time to time. Tenant, and its agents, contractors, employees and invitees, shall comply strictly and in all respects with the Applicable Environmental Laws, including without limitation CERCLA and RCRA, as each of the foregoing may be amended from time to time. Each party does hereby, for itself and its heirs, legal representatives, successors and assigns agree to and hereby does indemnify, defend and hold harmless the other party, and its heirs, legal representatives, successors and assigns, from any and all liabilities, assessments, suits, damages, costs and expenses, attorneys’ fees and judgments related to or arising out of (a) the breach of any of the agreements of the indemnifying party under this section, (b) the handling, installation, storage, use, generation, treatment or disposal by the indemnifying party of Hazardous Materials (as hereinafter defined), including any cleanup, remedial, removal or restoration work required by the Applicable Environmental Laws which is necessitated by indemnifying party’s violation of the provisions of this Section or (c) the assertion of any lien or claim upon the Premises pursuant to the Applicable Environmental Laws which is instituted due to any action of the indemnifying party; provided however, as between Landlord and Tenant, in connection with any such indemnification arising out of any event occurring after the Commencement Date, unless the event can be shown to be the action or omission of the Landlord, the Tenant shall indemnify the Landlord in connection therewith. The covenants and agreements of Tenant under this section shall survive the expiration or termination of this Lease. As used in this Lease, the term “Hazardous Materials” means any flammables, explosives, radioactive materials, asbestos-containing materials, petroleum products, the group of organic compounds known as polychlorinated byphenyls and other hazardous waste, toxic substances or related materials, including without limitation, substances defined as hazardous substances, hazardous materials, toxic substances or solid waste in CERCLA, the Hazardous Materials Transportation Act and RCRA, as each of the foregoing may be amended from time to time.

71. BROKER. Each party represents and warrants to the other that no real estate broker brought about this transaction. Each party agrees to indemnify (the “Indemnifying Party”) and hold the other harmless from and against all causes of action, liabilities and costs (including reasonable attorney's fees) arising out of a claim for a commission by any other broker purporting to have acted on behalf of the Indemnifying Party.

72. LANDLORD’S AUTHORITY. Landlord represents and warrants that it is the sole owner of the land, buildings and equipment described on Appendix A attached hereto, together with all buildings, improvements, facilities and fixtures located on the land, and any easements, rights of access and other property rights necessary to allow Tenant unobstructed use and occupancy of the Premises. Landlord represents and warrants that it has full right and authority to lease the Premises to Tenant and to otherwise enter into this Lease on the terms and conditions set forth herein, and that the provisions of this Lease do not conflict with or violate the provisions of existing agreements between the Landlord and third parties.

73.  RIGHT OF FIRST REFUSAL. Should Landlord during the Term enter into an agreement to sell the Premises, or any portion thereof, to a non-affiliated third party (“Sales Agreement”), Landlord shall provide to Tenant a written notice of intent to sell (“Notice”) with a copy of the Sales Agreement. Tenant shall have and may exercise an option to acquire the Premises, or the portion thereof subject to the Sales Agreement, on the same terms and conditions, other than as to the identity of the Tenant and date for closing, as are set forth in the Sales Agreement. If Tenant does not within 30 days after receiving the Notice and copy of the Sales Agreement give Landlord written notice of Tenant’s intention to exercise such option, then subject to and as provided by the Sales Agreement Landlord may sell the Premises or portion thereof covered by the Sales Agreement by no later than the 150th day after receipt by Tenant of the Notice and copy of the Sales Agreement. If Landlord does not timely so sell the Premises or varies the material terms of the Sales Agreement, Landlord shall again comply with the terms of this Section 15 as if no Notice had ever been given. If Tenant timely notifies Landlord of its intent to exercise such option, then at such time as Tenant may specify, but no later than 60 days following receipt by Landlord of such notice from Tenant, and at such place within the city or town where the Premises is located as Landlord may specify, or such other place and time and Landlord and Tenant may agree, Tenant shall exercise its option by purchasing, and Landlord shall sell to Tenant, the Premises or portion thereof subject to the Sales Agreement. In the event that Tenant exercises such option but fails to timely close (other than because of default by Landlord), then this Section 73 and the right of first refusal hereunder are terminated and of no further effect.

74. RIDER CONTROLS. In the event of a conflict between the terms of this Rider and the printed form of the Lease to which the Rider is attached, the terms hereof shall govern.

1 REWE STREET REALTY LLC, Landlord

By:_________________________________
Name:
Title:

ALLIANCE DISTRIBUTORS HOLDING INC., Tenant

By:_________________________________
Name:
Title: